EXHIBIT 10.31

EXECUTION COPY

GENUINE PARTS COMPANY
U.S.$120,000,000 Series I Senior Notes due October 30, 2027
€225,000,000 Series J Senior Notes due October 30, 2024
€250,000,000 Series K Senior Notes due October 30, 2027
€125,000,000 Series L Senior Notes due October 30, 2029
€100,000,000 Series M Senior Notes due October 30, 2032
_______________
NOTE PURCHASE AGREEMENT
_______________
Dated as of October 30, 2017

Section    Page

Section 1.Authorization of Notes.    1
Section 1.1.Authorization of Notes.    1
Section 1.2.Terms.    1
Section 2.Section 2. Sale and Purchase of Notes.    1
Section 3.Closing Day.    2
Section 4.Conditions to Closing.    2
Section 4.1.Representations and Warranties.    2
Section 4.2.Performance; No Default.    2
Section 4.3.Compliance Certificates, Organizational Documents and Certificate of Good Standing.     2
Section 4.4.Opinions of Counsel.    3
Section 4.5.Purchase Permitted By Applicable Law, Etc.    3
Section 4.6.Sale of Other Notes.    3
Section 4.7.Payment of Special Counsel Fees.    4
Section 4.8.Private Placement Numbers.    4
Section 4.9.Changes in Corporate Structure.    4
Section 4.10.Funding Instruction Letter.    4
Section 4.11.Proceedings and Documents.    4
Section 5.Representations and Warranties of the Company.    4
Section 5.1.Organization; Power and Authority.    4
Section 5.2.Authorization, Etc.    5
Section 5.3.Disclosure.    5
Section 5.4.Organization and Ownership of Shares of Subsidiaries.    5
Section 5.5.Financial Statements; Material Liabilities.    6
Section 5.6.Compliance with Laws, Other Instruments, Etc.    6
Section 5.7.Governmental Authorizations, Etc.    7
Section 5.8.Litigation; Observance of Statutes and Orders.    7
Section 5.9.Taxes.    7
Section 5.10.Title to Property; Leases.    7
Section 5.11.Licenses, Permits, Etc.    8
Section 5.12.Compliance with Employee Benefit Plans.    8
Section 5.13.Private Offering by the Company.    9

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(continued)
Section    Page

Section 5.14.Use of Proceeds; Margin Regulations.    9
Section 5.15.Existing Indebtedness.    10
Section 5.16.Foreign Assets Control Regulations, Etc.    10
Section 5.17.Status under Certain Statutes.    11
Section 6.Representations of the Purchasers.    11
Section 6.1.Nature of Purchase.    11
Section 6.2.Source of Funds.    11
Section 7.Information as to the Company.    13
Section 7.1.Financial and Business Information.    13
Section 7.2.Officer’s Certificate.    15
Section 7.3.Inspection.    16
Section 7.4.Electronic Delivery.    17
Section 8.Prepayment of the Notes.    18
Section 8.1.Maturity.    18
Section 8.2.Optional Prepayments with Make-Whole Amount.    18
Section 8.3.Allocation of Partial Prepayments.    18
Section 8.4.Maturity; Surrender, Etc.    18
Section 8.5.Purchase of Notes.    19
Section 8.6.Make-Whole Amount.    19
Section 8.7.Swap Breakage.    25
Section 8.8.Offer to Prepay Notes Upon Certain Asset Sales.    26
Section 8.9.Offer to Prepay Notes Upon Change in Control.    29
Section 9.Affirmative Covenants.    31
Section 9.1.Compliance with Law.    31
Section 9.2.Insurance.    31
Section 9.3.Maintenance of Properties.    31
Section 9.4.Payment of Taxes.    31
Section 9.5.Corporate Existence, Etc.    32
Section 9.6.Guaranty by Subsidiaries.    32
Section 9.7.Books and Records.    33
Section 9.8.Excess Leverage Fee.    33
Section 10.Negative Covenants.    34

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(continued)
Section    Page

Section 10.1.Leverage Ratio; Most Favored Lender.    34
Section 10.2.Priority Debt.    35
Section 10.3.Merger, Consolidation, Etc.    35
Section 10.4.Transactions with Affiliates.    37
Section 10.5.Economic Sanctions, Etc.    37
Section 11.Events of Default.    37
Section 12.Remedies on Default, Etc.    39
Section 12.1.Acceleration.    39
Section 12.2.Other Remedies.    40
Section 12.3.Rescission.    40
Section 12.4.No Waivers or Election of Remedies, Expenses, Etc.    41
Section 13.Registration; Exchange; Substitution of Notes.    41
Section 13.1.Section 13.1. Registration of Notes.    41
Section 13.2.Transfer and Exchange of Notes.    41
Section 13.3.Replacement of Notes.    42
Section 14.Payments of Notes.    43
Section 14.1.Place of Payment.    43
Section 14.2.Home Office Payment by Wire Transfer.    43
Section 14.3.FATCA Information.    43
Section 15.Expenses, Etc.    44
Section 15.1.Transaction Expenses.    44
Section 15.2.Certain Taxes.    44
Section 15.3.Survival.    45
Section 16.Survival of Representations and Warranties; Entire Agreement.    45
Section 17.Amendment and Waiver.    45
Section 17.1.Requirements.    45
Section 17.2.Solicitation of Holders of Notes.    45
Section 17.3.Binding Effect, Etc.    46
Section 17.4.Notes held by Company, Etc.    46
Section 18.Notices.    47
Section 19.Reproduction of Documents.    47
Section 20.Confidential Information.    47

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(continued)
Section    Page

Section 21.Substitution of Purchaser.    49
Section 22.Miscellaneous.    49
Section 22.1.Successors and Assigns.    49
Section 22.2.Payments Due on Non-Business Days.    49
Section 22.3.Severability.    49
Section 22.4.Construction; Accounting Concepts.    50
Section 22.5.Counterparts.    51
Section 22.6.Governing Law.    51
Section 22.7.Jurisdiction and Process; Waiver of Jury Trial.    51
Section 22.8.Conversion Rate.    52
Section 22.9.Judgment Currency.    52

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SCHEDULE A    -    Defined Terms
SCHEDULE B    -    Information Relating to Purchasers
SCHEDULE 4.9    -    Changes in Corporate Structure
SCHEDULE 5.3    -    Disclosure Materials
SCHEDULE 5.4    -    Subsidiaries of the Company and Ownership of Subsidiary Stock
SCHEDULE 5.5    -    Financial Statements
SCHEDULE 5.15    -    Existing Indebtedness
SCHEDULE 8.6(b)    -    Original Swap Agreements

EXHIBIT 1(I)	- Form of 3.70% Series I Senior Note due October 30, 2027

EXHIBIT 1(J)	- Form of 1.40% Series J Senior Note due October 30, 2024

EXHIBIT 1(K)	- Form of 1.81% Series K Senior Note due October 30, 2027

EXHIBIT 1(L)	- Form of 2.02% Series L Senior Note due October 30, 2029

EXHIBIT 1(M)	- Form of 2.32% Series M Senior Note due October 30, 2032

EXHIBIT 4.3(a)	- Form of Officer’s Certificate

EXHIBIT 4.3(b)	- Form of Secretary’s Certificate

EXHIBIT 4.4(a)(i)	- Form of Opinion of General Counsel for the Company

EXHIBIT 4.4(a)(ii)	- Form of Opinion of Special Counsel for the Company

EXHIBIT 4.4(b)	- Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 9.6	- Form of Guaranty Agreement

-v-

GENUINE PARTS COMPANY
2999 Wildwood Parkway
Atlanta, Georgia 30339
U.S.$120,000,000 Series I Senior Notes due October 30, 2027
€225,000,000 Series J Senior Notes due October 30, 2024
€250,000,000 Series K Senior Notes due October 30, 2027
€125,000,000 Series L Senior Notes due October 30, 2029
€100,000,000 Series M Senior Notes due October 30, 2032
Dated as of October 30, 2017
TO EACH OF THE PURCHASERS
LISTED IN SCHEDULE B HERETO:
Ladies and Gentlemen:
GENUINE PARTS COMPANY, a Georgia corporation (the “Company”), hereby agrees with each of the Purchasers as follows:

Section 1.	AUTHORIZATION OF NOTES.
Section 1.1.    Authorization of Notes.
The Company will authorize the issue and sale of its senior notes, of which (a) U.S.$120,000,000 aggregate principal amount shall be its 3.70% Series I Senior Notes due October 30, 2027 (the “Series I Notes”), (b) €225,000,000 aggregate principal amount shall be its 1.40% Series J Senior Notes due October 30, 2024 (the “Series J Notes”), (c) €250,000,000 aggregate principal amount shall be its 1.81% Series K Senior Notes due October 30, 2027 (the “Series K Notes”), (d) €125,000,000 aggregate principal amount shall be its 2.02% Series L Senior Notes due October 30, 2029 (the “Series L Notes”) and (e) €100,000,000 aggregate principal amount shall be its 2.32% Series M Senior Notes due October 30, 2032 (the “Series M Notes”). The Series I Notes, the Series J Notes, the Series K Notes, the Series L Notes and the Series M Notes are hereinafter referred to collectively as the “Notes.” The Series I Notes, the Series J Notes, the Series K Notes, the Series L Notes and the Series M Notes shall be substantially in the forms set out in Exhibits 1(I), 1(J), 1(K), 1(L) and 1(M), respectively.
Section 1.2.    Terms.
All capitalized terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

SECTION 2.	SALE AND PURCHASE OF NOTES.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, on the Closing Day, Notes of

EXHIBIT 10.31

the series and in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.	CLOSING DAY.
The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103, at 10:00 a.m., Eastern time, at a closing (the “Closing”) on October 30, 2017 (the “Closing Day”). At the Closing, the Company will deliver to each Purchaser the Notes of each series to be purchased by it in the form of a single Note (or such greater number of Notes of such series in denominations of at least U.S.$100,000 (in the case of U.S. Dollar Notes) and €100,000 (in the case of Euro Notes), as such Purchaser may request), dated the date of the Closing Day, and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds as set forth in the Funding Instruction Letter. If on the Closing Day the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to the satisfaction of any Purchaser, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4.	CONDITIONS TO CLOSING.
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to its satisfaction, on or prior to the Closing Day, of the following conditions:
Section 4.1.    Representations and Warranties.
The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.
Section 4.2.    Performance; No Default.
The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or prior to the Closing Day and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.
Section 4.3.    Compliance Certificates, Organizational Documents and Certificate of Good Standing.

(a)    Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Day, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled, substantially in the form of Exhibit 4.3(a).
(b)    Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary dated the Closing Day certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement, substantially in the form of Exhibit 4.3(b), and certifying the attached copies of the Articles of Incorporation and By-Laws of the Company.
(c)    Certificate of Existence. The Company shall have delivered to such Purchaser a good standing certificate in the form of a Certificate of Existence for the Company from the Secretary of State of the State of Georgia dated of a recent date and such other evidence of the status of the Company as such Purchaser may request.
Section 4.4.    Opinions of Counsel.
Such Purchaser shall have received opinions in form and substance satisfactory to it, dated the Closing Day (a) (i) from Scott Smith, Esq., Senior Vice President and General Counsel for the Company, covering the matters set forth in Exhibit 4.4(a)(i) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, and (ii) from Davis Polk & Wardwell LLP, special counsel to the Company, covering the matters set forth in Exhibit 4.4(a)(ii) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth on Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
Section 4.5.    Purchase Permitted By Applicable Law, Etc.
The purchase of and payment for the Notes to be purchased by such Purchaser on the terms and conditions herein provided (including use of the proceeds of such Notes by the Company) shall not violate any applicable law or regulation (including Section 5 of the Securities Act and Regulations T, U and X of the Board of Governors of the Federal Reserve System) and not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or government regulation and such Purchaser shall have received such certificates or other evidence as it shall have requested to establish compliance with this condition.
Section 4.6.    Sale of Other Notes.
Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it on the Closing Day as specified in Schedule B.
Section 4.7.    Payment of Special Counsel Fees.

Without limiting Section 15.1, the Company shall have paid on or before the Closing Day the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Day.
Section 4.8.    Private Placement Numbers.
A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.
Section 4.9.    Changes in Corporate Structure.
Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
Section 4.10.    Funding Instruction Letter.
At least three Business Days prior to the Closing Day, the Company shall have delivered the Funding Instruction Letter to such Purchaser.
Section 4.11.    Proceedings and Documents.
All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser or its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to each Purchaser that:
Section 5.1.    Organization; Power and Authority.
The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.
Section 5.2.    Authorization, Etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 5.3.    Disclosure.
The Company, through its agents, JPMorgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2017 (the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to October 18, 2017 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and all financial projections concerning the Company and its Subsidiaries relating to the transactions contemplated hereby contained in the Disclosure Documents (the “Projections”) have been prepared in good faith based upon assumptions that are believed by the preparer thereof to be reasonable at the time of preparation and at the time such Projections are furnished (it being understood that Projections by their nature are inherently uncertain and no assurances are being given that the results reflected in such projections will be achieved and any differences from the projected results may be material). Except as disclosed in the Disclosure Documents, since December 31, 2016, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 5.4.    Organization and Ownership of Shares of Subsidiaries.
(a)    As of the date hereof, Schedule 5.4 contains (except as noted therein) a complete and correct list of (a) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Guarantor, and (b) the Company’s directors and senior officers.
(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as disclosed in Schedule 5.4).

(c)    Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
(d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
Section 5.5.    Financial Statements; Material Liabilities.
The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates so specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Since the date of the most recent financial statements of the Company and its Subsidiaries listed in Schedule 5.5, the Company and its Subsidiaries have not incurred any Material liabilities of the type that would be required to be disclosed in the Company’s financial statements prepared in accordance with GAAP that are not disclosed in the Disclosure Documents.
Section 5.6.    Compliance with Laws, Other Instruments, Etc.
The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7.    Governmental Authorizations, Etc.
Assuming the accuracy of the representation of each Purchaser set forth in Section 6.1, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, including any thereof required in connection with the obtaining of Euros to make payments under this Agreement, the Notes or any Guaranty Agreement and the payment of any such Euros to Persons resident in the United States.
Section 5.8.    Litigation; Observance of Statutes and Orders.
(a)    There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(b)    Neither the Company nor any Subsidiary is (i) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.9.    Taxes.
The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2013.
Section 5.10.    Title to Property; Leases.
The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.
Section 5.11.    Licenses, Permits, Etc.
The Company and its Subsidiaries own or possess all licenses, permits, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and other similar property, or rights thereto, that, individually or in the aggregate, are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.
Section 5.12.    Compliance with Employee Benefit Plans.
(a)    The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.
(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than U.S.$25,000,000 in the case of any single Plan and by more than U.S.$50,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c)    The Company and its ERISA Affiliates have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non-U.S. Plan that individually or in the aggregate are Material.

(d)    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
(e)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.
(f)    All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.
Section 5.13.    Private Offering by the Company.
Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 50 Institutional Investors (including the Purchasers), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
Section 5.14.    Use of Proceeds; Margin Regulations.
The Company will apply the proceeds of the sale of the Notes for general corporate purposes and for any other lawful purpose, including to finance a portion of the consideration for the Acquisition. No part of the proceeds from the sale of any Note hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15.    Existing Indebtedness.
(a)    Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of October 30, 2017 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), and from such date through the date of this Agreement there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds U.S.$50,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
(b)    Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness for borrowed money of the Company or such Subsidiary in an amount exceeding U.S.$50,000,000 or its charter or any other organizational document which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.
Section 5.16.    Foreign Assets Control Regulations, Etc.
(a)    Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
(b)    Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.
(c)    No part of the proceeds from the sale of the Notes hereunder:
(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;
(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or
(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.
(d)    The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.
Section 5.17.    Status under Certain Statutes.
Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.
Each Purchaser severally represents as follows as of the Closing Day:
Section 6.1.    Nature of Purchase.
Such Purchaser is acquiring the Notes purchased by it hereunder for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser’s or their property shall at all times be and remain within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.
Section 6.2.    Source of Funds.
At least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f)    the Source is a governmental plan; or
(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO THE COMPANY.
Section 7.1.    Financial and Business Information.
The Company shall deliver to each holder of the Notes that is an Institutional Investor:
(a)    Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
(i)    a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
(ii)    consolidated statements of income, changes in shareholders’ equity, if then prepared, and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b)    Annual Statements — within 105 days after the end of each fiscal year of the Company, duplicate copies of,
(i)    a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and
(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;
(c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;
(d)    Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
(e)    Employee Benefit Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
(i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date of this Agreement; or

(ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
(iii)    any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or
(iv)    receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;
(f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;
(g)    Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; and
(h)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company or any Guarantor to perform its obligations hereunder, under the Notes or under any Guaranty Agreement as from time to time may be reasonably requested by any such holder of Notes.
Section 7.2.    Officer’s Certificate.
Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:
(a)    Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 8.8, Section 10.1 and Section 10.2, inclusive, in each case during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the amount, ratio or percentage then in existence). In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.4) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;
(b)    Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and
(c)    Guarantors; Principal Credit Facility — a list of all Subsidiaries of the Company that are or, since the date of the most recent audited financial statements referred to in Section 5.5 or the most recent report delivered pursuant to Section 7.1 (as the case may be), have become borrowers under, or guarantors in respect of, any Principal Credit Facility, and if any such change has occurred, specifying which Subsidiaries have become obligors with respect to such Principal Credit Facility, whether they have become borrowers thereunder or guarantors thereof and the date on which they became borrowers or guarantors.
Section 7.3.    Inspection.
The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:
(a)    No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
(b)    Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
Section 7.4.    Electronic Delivery.
Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:
(a)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in Schedule B for such holder or as communicated from time to time by such holder in a separate writing delivered to the Company;
(b)    the Company shall have timely filed its Quarterly Report on Form 10–Q or Annual Report on Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://gpc.com as of the date of this Agreement;
(c)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or
(d)    the Company shall have timely filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;
provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b), (c) or (d), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8.	PREPAYMENT OF THE NOTES.

Section 8.1.    Maturity.
As provided therein, the entire unpaid principal balance of the Series I Notes, the Series J Notes, the Series K Notes, the Series L Notes and the Series M Notes shall be due and payable on the respective Maturity Dates thereof.
Section 8.2.    Optional Prepayments with Make-Whole Amount.
The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an aggregate principal amount of not less than U.S.$5,000,000 (in the case of a U.S. Dollar Note) or €5,000,000 (in the case of a Euro Note) in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
Section 8.3.    Allocation of Partial Prepayments.
In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 8.4.    Maturity; Surrender, Etc.
In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, and in the case of any Swapped Notes, Net Loss, if any; provided that the amount to be paid may be subject to reduction pursuant to Section 8.7(a). From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, and Net Loss, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.    Purchase of Notes.
The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes in accordance with the respective principal amounts thereof at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 20 Business Days. If the holders of more than 20% of the aggregate principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
Section 8.6.    Make-Whole Amount.
(a)    Make-Whole Amount with respect to Non-Swapped Notes. The term “Make-Whole Amount” means, with respect to any Non-Swapped Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Non-Swapped Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Non-Swapped Note, the principal of such Non-Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Non-Swapped Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Non-Swapped Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Non-Swapped Note” means any Note other than a Swapped Note.
“Recognized German Bund Market Makers” means two internationally recognized dealers of German Bunds reasonably selected by the holders of more than 50%

in principal amount of the Euro Notes at the time outstanding (exclusive of any Euro Notes then owed by the Company or any of its Affiliates).
“Reinvestment Yield” means
(a)    with respect to the Called Principal of any Non-Swapped Note denominated in U.S. Dollars, the sum of (i) 0.50% (or in the case of determining the Make-Whole Amount in connection with a prepayment under Section 8.8, 1.00%) plus (ii) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 A.M. (New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (herein, “Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (1) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (A) closest to and greater than such Remaining Average Life and (B) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Non-Swapped Note denominated in U.S. Dollars, the sum of (x) 0.50% (or in the case of determining the Make-Whole Amount in connection with a prepayment under Section 8.8, 1.00%) plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (I) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (II) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Non-Swapped Note; and
(b)    with respect to the Called Principal of any Non-Swapped Note denominated in Euros, the sum of (i) 0.50% (or in the case of determining the Make-Whole Amount in connection with a prepayment under Section 8.8, 1.00%) plus (ii) the yield to maturity implied by (1) the “Ask Yield(s)” reported, as of 10:00 A.M. (New York time) on the second

Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PXGE” on Bloomberg Financial Markets (or such other display as may replace “Page PXGE” on Bloomberg Financial Markets) for the benchmark German Bund having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (2) if such yields are not reported as of such time or the yields reported are not ascertainable, the average of the “Ask Yields” as determined by Recognized German Bund Market Makers. Such implied yield will be determined, if necessary, by (A) converting quotations to bond-equivalent yields in accordance with accepted financial practice and (B) interpolating linearly between (x) the benchmark German Bund with the maturity closest to and greater than such Remaining Average Life and (y) the benchmark German Bund with the maturity closest to and less than such Remaining Average Life.
The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Non-Swapped Note.
“Remaining Average Life” means, with respect to the Called Principal of any Non-Swapped Note, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Non-Swapped Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under such Non-Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.8 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Non-Swapped Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
(b)    Make-Whole Amount with respect to Swapped Notes. The term “Make Whole Amount” means, with respect to any Swapped Note, an amount equal to the excess, if any, of the Swapped Note Discounted Value with respect to the Swapped Note Called Notional Amount related to such Swapped Note over such Swapped Note Called Notional Amount, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount with respect to any Swapped Note, the following terms have the following meanings:

“New Swap Agreement” means any cross-currency swap agreement pursuant to which the holder of a Swapped Note is to receive payment in U.S. Dollars and which is entered into in full or partial replacement of an Original Swap Agreement as a result of such Original Swap Agreement having terminated for any reason other than a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. The terms of a New Swap Agreement with respect to any Swapped Note do not have to be identical to those of the Original Swap Agreement with respect to such Swapped Note.
“Original Swap Agreement” means, with respect to any Swapped Note, (i) a cross-currency swap agreement and annexes and schedules thereto (an “Initial Swap Agreement”) that is entered into on an arm’s length basis by the original purchaser of such Swapped Note (or any affiliate thereof) in connection with the execution of this Agreement and purchase of such Swapped Note and relates to the scheduled payments by the Company of interest and principal on such Swapped Note, under which the holder of such Swapped Note is to receive payments from the counterparty thereunder in U.S. Dollars and which is more particularly described on Schedule 8.6(b), (ii) any Initial Swap Agreement that has been assumed (without any waiver, amendment, deletion or replacement of any material economic term or provision thereof) by a holder of a Swapped Note in connection with a transfer of such Swapped Note and (iii) any Replacement Swap Agreement; and a “Replacement Swap Agreement” shall mean, with respect to any Swapped Note, a cross-currency swap agreement and annexes and schedules thereto with payment terms and provisions (other than a reduction in notional amount, if applicable) identical to those of the Initial Swap Agreement with respect to such Swapped Note that is entered into on an arm’s length basis by the holder of such Swapped Note in full or partial replacement (by amendment, modification or otherwise) of such Initial Swap Agreement (or any subsequent Replacement Swap Agreement) in a notional amount not exceeding the outstanding principal amount of such Swapped Note following a non-scheduled prepayment or a repayment of such Swapped Note prior to its scheduled maturity. Any holder of a Swapped Note that enters into, assumes or terminates an Initial Swap Agreement or Replacement Swap Agreement shall within a reasonable period of time thereafter deliver to the Company a summary of the principal terms thereof.
“Swap Agreement” means, with respect to any Swapped Note, an Original Swap Agreement or a New Swap Agreement, as the case may be.
“Swapped Note” means any Note that as of the Closing Day is subject to a Swap Agreement. A “Swapped Note” shall no longer be deemed a “Swapped Note” at such time as the related Swap Agreement ceases to be in force in respect thereof.
“Swapped Note Called Notional Amount” means, with respect to any Swapped Note Called Principal of any Swapped Note, the payment in U.S. Dollars due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date, provided that if such Swap Agreement is not an Initial Swap Agreement, then the “Swapped Note

Called Notional Amount” in respect of such Swapped Note shall not exceed the amount in U.S. Dollars which would have been due to the holder of such Swapped Note under the terms of the Initial Swap Agreement to which such holder was a party (or if such holder was never party to an Initial Swap Agreement, then the last Initial Swap Agreement to which the most recent predecessor in interest to such holder as a holder of such Swapped Note was a party), attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled maturity date.
“Swapped Note Called Principal” means, with respect to any Swapped Note, the principal of such Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Swapped Note Discounted Value” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires, the amount obtained by discounting all Swapped Note Remaining Scheduled Swap Payments corresponding to the Swapped Note Called Notional Amount of such Swapped Note from their respective scheduled due dates to the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Swapped Note is payable) equal to the Swapped Note Reinvestment Yield with respect to such Swapped Note Called Notional Amount.
“Swapped Note Reinvestment Yield” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, 0.50% (or in the case of determining the Make-Whole Amount in connection with a prepayment under Section 8.8, 1.00%) over the yield to maturity implied by the “Ask Yield(s)” reported, as of 10:00 A.M. (New York time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities (herein, “Reported”) having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Swapped Note Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the ask yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Swapped Note Remaining Average Life and (2) closest to and less than such Swapped Note Remaining Average Life. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Swapped Note Reinvestment Yield” shall mean, with respect to the Swapped Note Called Notional Amount of any Swapped Note, 0.50% (or in the case of determining the Make-Whole Amount in connection with a prepayment under Section 8.8, 1.00%) over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Swapped Note Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (A) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Swapped Note Remaining Average Life and (B) the U.S. Treasury constant maturity so reported with the term closest to and less than such Swapped Note Remaining Average Life. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.
“Swapped Note Remaining Average Life” means, with respect to any Swapped Note Called Notional Amount, the number of years obtained by dividing (i) such Swapped Note Called Notional Amount into (ii) the sum of the products obtained by multiplying (1) the principal component of each Swapped Note Remaining Scheduled Swap Payments with respect to such Swapped Note Called Notional Amount by (2) the number of years computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount and the scheduled due date of such Swapped Note Remaining Scheduled Payments.
“Swapped Note Remaining Scheduled Swap Payments” means, with respect to the Swapped Note Called Notional Amount relating to any Swapped Note, the payments due to the holder of such Swapped Note in U.S. Dollars under the terms of the Swap Agreement to which such holder is a party which correspond to all payments of the Swapped Note Called Principal of such Swapped Note corresponding to such Swapped Note Called Notional Amount and interest on such Swapped Note Called Principal (other than that portion of the payment due under such Swap Agreement corresponding to the interest accrued on the Swapped Note Called Principal to the Swapped Note Settlement Date) that would be due after the Swapped Note Settlement Date in respect of such Swapped Note Called Notional Amount assuming that no payment of such Swapped Note Called Principal is made prior to its originally scheduled payment date, provided that if such Swapped Note Settlement Date is not a date on which an interest payment is due to be made under the terms of such Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Swapped Note Settlement Date and required to be paid on such Swapped Note Settlement Date pursuant to Section 8.2, Section 8.8 or Section 12.1.

“Swapped Note Settlement Date” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note Called Principal of any Swapped Note, the date on which such Swapped Note Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
(c)    Make-Whole Amount Currency of Payment. All payments of Make-Whole Amount in respect of (1) any Non-Swapped Note that is denominated in Euros, shall be made in Euros, and (2) any Non-Swapped Note that is denominated in U.S. Dollars or any Swapped Note, shall be made in U.S. Dollars.
Section 8.7.    Swap Breakage.
(a)    If any Swapped Note is prepaid pursuant to Section 8.2, Section 8.8 or Section 8.9, or has become or is declared to be immediately due and payable pursuant to Section 12.1, then (i) any resulting Net Loss in connection therewith shall be reimbursed to the holder of such Swapped Note by the Company in U.S. Dollars upon any such prepayment or repayment of such Swapped Note and (ii) any resulting Net Gain in connection therewith shall be deducted (1) from the Make-Whole Amount, if any, or any principal or interest to be paid to the holder of such Swapped Note by the Company upon any such prepayment of such Swapped Note pursuant to Section 8.2, Section 8.8 or Section 8.9 or (2) from the Make-Whole Amount, if any, to be paid to the holder of such Swapped Note by the Company upon any such repayment of such Swapped Note pursuant to Section 12.1, provided that, in either case, the Make-Whole Amount in respect of such Swapped Note may in no event be less than zero. Each holder of a Swapped Note shall be responsible for calculating its own Net Loss or Net Gain, as the case may be, and Swap Breakage Amount in U.S. Dollars upon the prepayment or repayment of all or any portion of such Swapped Note, and such calculations as reported to the Company in reasonable detail shall be binding on the Company absent demonstrable error.
(b)    As used in this Section 8.7 with respect to any Swapped Note that is prepaid or accelerated: “Net Loss” means the amount, if any, by which the sum of the Swapped Note Called Notional Amount and the Swapped Note Called Notional Accrued Interest Amount exceeds the sum of (i) the sum of the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount plus (or minus in the case of an amount paid) (ii) the Swap Breakage Amount received (or paid) by the holder of such Swapped Note; and “Net Gain” means the amount, if any, by which the sum of Swapped Note Called Notional Amount and the Swapped Note Called Notional Accrued Interest Amount is exceeded by the sum of (1) the sum of the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount plus (or minus in the case of an amount paid) (2) the Swap Breakage Amount received (or paid) by such holder. For purposes of any determination of any “Net Loss” or “Net Gain,” the Swapped Note Called Principal and the Swapped Note Called Accrued Interest Amount shall be determined by the holder of the affected Swapped Note by converting Euros (in the case of any Swapped Note that is denominated in Euros) into U.S. Dollars at the current Euro/U.S. Dollar exchange rate, as determined as of 10:00

A.M. (New York time) on the day such Swapped Note is prepaid or accelerated as indicated on the applicable screen of Bloomberg Financial Markets and any such calculation shall be reported to the Company in reasonable detail and shall be binding on the Company absent demonstrable error.
“Swapped Note Called Accrued Interest Amount” means, with respect to a Swapped Note, the accrued interest of such Swapped Note to the Swapped Note Settlement Date that is to be prepaid or has become immediately due and payable, as the context requires.
“Swapped Note Called Notional Accrued Interest Amount” means, with respect to any Swapped Note Called Notional Amount, the payment due in Dollars to the holder of the related Swapped Note under the terms of the Swap Agreement to which such holder is a party attributable to and in exchange for the Swapped Note Called Accrued Interest Amount.
(c)    As used in this Section 8.7, “Swap Breakage Amount” means, with respect to the Swap Agreement associated with any Swapped Note, in determining the Net Loss or Net Gain, the amount that would be received (in which case the Swap Breakage Amount shall be positive) or paid (in which case the Swap Breakage Amount shall be negative) by the holder of such Swapped Note as if such Swap Agreement had terminated due to the occurrence of an event of default or an early termination under the ISDA 1992 Multi-Currency Cross Border Master Agreement or ISDA 2002 Master Agreement, as applicable (the “ISDA Master Agreement”); provided, however, that if such holder (or its predecessor in interest with respect to such Swapped Note) was, but is not at the time, a party to an Original Swap Agreement but is a party to a New Swap Agreement, then the Swap Breakage Amount shall mean the lesser of (i) the gain or loss (if any) which would have been received or incurred (by payment, through off-set or netting or otherwise) by the holder of such Swapped Note under the terms of the Original Swap Agreement (if any) in respect of such Swapped Note to which such holder (or any affiliate thereof) was a party (or if such holder was never a party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of a Swapped Note was a party) and which would have arisen as a result of the payment of the Swapped Note Called Principal on the Swapped Note Settlement Date and (ii) the gain or loss (if any) actually received or incurred by the holder of such Swapped Note, in connection with the payment of such Swapped Note Called Principal on the Swapped Note Settlement Date, under the terms of the New Swap Agreement to which such holder (or any affiliate thereof) is a party. The holder of such Swapped Note will make all calculations related to the Swap Breakage Amount in good faith and in accordance with its customary practices for calculating such amounts under the ISDA Master Agreement pursuant to which such Swap Agreement shall have been entered into and assuming for the purpose of such calculation that there are no other transactions entered into pursuant to such ISDA Master Agreement (other than such Swap Agreement).
(d)    The Swap Breakage Amount shall be payable in U.S. Dollars.
Section 8.8.    Offer to Prepay Notes Upon Certain Asset Sales.

(a)    Notice of Significant Asset Sale Event. The Company will, within 10 Business Days after the occurrence of a Significant Asset Sale Event, give an Asset Sale Notice to each holder of Notes specifying, among other things, whether the Excess Proceeds attributable to such Significant Asset Sale Event will be applied to either or both (in the case of both, specifying the relevant amounts to be applied to each application) a Property Reinvestment Application or to a prepayment of the Notes as provided in this Section 8.8. If such notice specifies application of all or a part of such Excess Proceeds to a Property Reinvestment Application, then the Company shall be obligated so to apply such amount of Excess Proceeds within 180 days after the occurrence of the Significant Asset Sale Event; provided that, at any time during such period, the Company may apply such amount of Excess Proceeds to a prepayment of the Notes as provided in this Section 8.8 in lieu of a Property Reinvestment Application, provided, further, that the failure to apply such amount of Excess Proceeds to either a Property Reinvestment Application or to the prepayment of the Notes prior to the expiration of such period shall constitute an Event of Default. Until such time as the entire amount reserved for a Property Reinvestment Application has been applied as provided in the preceding sentence, the Company shall apply the entire amount of Excess Proceeds arising from any subsequent Significant Asset Sale Event to the prepayment of the Notes as provided in this Section 8.8. If the notice referred to in the first sentence of this Section 8.8(a) shall specify a prepayment of the Notes, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (b) of this Section 8.8 and shall be accompanied by the certificate described in paragraph (e) of this Section 8.8.
(b)    Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraph (a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section 8.8, all or a portion of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”) that is a Business Day not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer). The offer to prepay Notes under this paragraph (b) shall be made pro rata to each holder of Notes (based on the aggregate principal amount of the Notes held by each such holder) in an aggregate amount equal to the Excess Proceeds (as defined below).
(c)    Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not more than 10 Business Days after receipt of the offer to prepay the Notes pursuant to this Section 8.8. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.
(d)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount. The prepayment shall be made on the Proposed Prepayment Date.
(e)    Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the estimated Make-Whole Amount due in connection with such prepayment of Notes (calculated as if the date of such notice were the date of prepayment); (v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (vi) that the conditions of this Section 8.8 have been fulfilled; and (vii) in reasonable detail, the nature and date of the Significant Asset Sale Event. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
(f)    “Significant Asset Sale Event” and “Excess Proceeds” Defined.
(i)    “Significant Asset Sale Event” means any sale, lease or other disposition of assets (including the sale of stock or other equity interests in its Subsidiaries) (sometimes hereinafter referred to, except for Excluded Sales, as an “Asset Disposition”) of the Company and its Subsidiaries in which the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during any period of 365 consecutive days, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such Asset Disposition (the “Threshold Amount”); provided that each of the following transactions shall be excluded from any determination of a Significant Asset Sale Event (collectively, the “Excluded Sales”): (1) the sale, lease or other disposition of assets in the ordinary course of business of the Company and its Subsidiaries, (2) Excluded Sale and Leaseback Transactions, (3) any transfer of assets from the Company to any Subsidiary or from any Subsidiary to the Company or another Subsidiary, and (4) Receivables and related assets sold in connection with Securitization Transactions.
(ii)    “Excess Proceeds” shall mean the aggregate Net Proceeds attributable to the amount by which (1) the book value of all assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during any period of 365 consecutive days (excluding all Excluded Sales) exceeds (2) the Threshold Amount. The aggregate Net Proceeds so attributable in any such period shall be equal to zero until the book value of all assets subject to an Asset Disposition during such period shall equal the Threshold Amount and shall be equal to 100% of the Net Proceeds received in respect of all Asset Dispositions consummated thereafter during such period, provided, however, that the Net Proceeds attributable to any Asset Disposition which causes the Threshold Amount to be exceeded for the first time in any such period shall be deemed to have been allocated ratably to the portion of such book value necessary to reach the Threshold Amount and the portion of such book value in excess thereof, and the latter (but not the former) shall constitute a portion of Excess Proceeds.
Section 8.9.    Offer to Prepay Notes Upon Change in Control.
(a)    Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to paragraph (b) of this Section 8.9. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay the Notes as described in paragraph (c) of this Section 8.9 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.9.
(b)    Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in paragraph (c) of this Section 8.9, accompanied by the certificate described in paragraph (g) of this Section 8.9, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.9.
(c)    Offer to Prepay Notes. The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.9 shall be an offer to prepay, in accordance with and subject to this Section 8.9, all, but not less than all, of the Notes held by each holder on the Business Day specified in such offer (the “Change in Control Prepayment Date”). If such Change in Control Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.9, such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer.
(d)    Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.9 by causing a notice of such acceptance or rejection to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section 8.9. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.9, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute a rejection of such offer by such holder.
(e)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.9 shall be at 100% of the outstanding principal amount of such Notes and shall not require the payment of any Make-Whole Amount or prepayment premium. The prepayment shall be made on the Change in Control Prepayment Date except as provided in paragraph (f) of this Section 8.9.

(f)    Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.9 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on or prior to the Change in Control Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs; provided that no such deferral shall be longer than 60 days. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.9 in respect of such Change in Control shall be deemed rescinded). If any such deferral shall be longer than 60 days, the offers and acceptances made pursuant to this Section 8.9 in respect of such Change in Control shall be deemed rescinded and the Company shall again give the notice and take the other actions required by this Section 8.9 as if it had first obtained knowledge of the Change in Control on such 60th day.
(g)    Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.9 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Change in Control Prepayment Date, (ii) that such offer is made pursuant to this Section 8.9, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Prepayment Date, (v) that the conditions of this Section 8.9 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change in Control and (vii) the date by which any holder of a Note that wishes to accept or reject such offer must deliver notice thereof to the Company, which date shall not be earlier than five Business Days prior to the Change in Control Prepayment Date or, in the case of a prepayment pursuant to Section 8.9(b), the date of the action referred to in Section 8.9(b)(i).
(h)    Change in Control Defined. “Change in Control” means and be deemed to occur on the earliest of, and upon any occurrence of, any of the following:
(i)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 35% of the total capital stock of the Company entitled to vote for the election of directors; or
(ii)    at any time during any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Company was approved by a vote of 51% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Company then in office.
(i)    Control Event Defined. “Control Event” means the execution by the Company of a definitive written agreement that, when fully performed by the parties thereto, would result in a Change in Control.

SECTION 9.	AFFIRMATIVE COVENANTS.
So long as any of the Notes are outstanding, the Company covenants as follows:
Section 9.1.    Compliance with Law.
Without limiting Section 10.5, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
Section 9.2.    Insurance.
The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
Section 9.3.    Maintenance of Properties.
The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.
Section 9.4.    Payment of Taxes.
The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
Section 9.5.    Corporate Existence, Etc.
Except for sales, leases and other dispositions of assets of the Company and its Subsidiaries effected in compliance with Section 8.8, and subject to Section 10.3, the Company will at all times preserve and keep in full force and effect its corporate existence, and will preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.
Section 9.6.    Guaranty by Subsidiaries.
(a)    If at any time, pursuant to the terms and conditions of any Principal Credit Facility, any existing or newly acquired or formed Subsidiary of the Company becomes obligated as a guarantor or obligor under such Principal Credit Facility, the Company will, at its sole cost and expense, cause such Subsidiary to, prior to or concurrently therewith, become a Guarantor in respect of this Agreement and the Notes and deliver to each of the holders of the Notes the following items:
(i)    an executed guaranty agreement in the form of Exhibit 9.6 (a “Guaranty Agreement”);
(ii)    such documents and evidence with respect to such Subsidiary as the Required Holders may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by such Guaranty Agreement;
(iii)    a favorable opinion of counsel to such Subsidiary in form, scope and substance reasonably satisfactory to the Required Holders; and
(iv)    such other certificates, resolutions, opinions, documents and instruments as may be reasonably requested by the Required Holders to give effect to the undertaking of such Subsidiary becoming a Guarantor.

(b)    If at any time, (i) pursuant to the terms and conditions of each Principal Credit Facility, any Guarantor is discharged and released from its Guaranty of Indebtedness under each Principal Credit Facility, (ii) such Guarantor is not a co-obligor under any Principal Credit Facility and (iii) the Company will have delivered to each holder of Notes an Officer’s Certificate certifying that (x) the conditions specified in clauses (i) and (ii) above have been satisfied and (y) immediately preceding the release of such Guarantor from its Guaranty Agreement and after giving effect thereto, no Default or Event of Default will have existed or would exist, then, upon receipt by the holders of Notes of such Officer’s Certificate, such Guarantor will be discharged and released, automatically and without the need for any further action, from its obligations under its Guaranty Agreement; provided that, if in connection with any release of a Guarantor from its Guaranty of Indebtedness under any Principal Credit Facility any fee or other consideration (excluding, for the avoidance of doubt, any repayment of the principal or interest under such Principal Credit Facility in connection with such release) is paid or given to any holder of Indebtedness under such Principal Credit Facility in connection with such release, each holder of a Note shall receive equivalent consideration on a pro rata basis (determined, in respect of revolving credit facilities, based upon the commitment in effect thereunder rather than amounts outstanding thereunder) in connection with such Guarantor’s release from its Guaranty Agreement. Without limiting the foregoing, for purposes of further assurance, each of the holders of the Notes agrees to provide to the Company and such Guarantor, if reasonably requested by the Company or such Guarantor and at the Company’s expense, written evidence of such discharge and release signed by such holder.
Anything in this Section 9.6 to the contrary notwithstanding, a Foreign Subsidiary that is an obligor under a Principal Credit Facility shall be deemed not to be an obligor under such Principal Credit Facility for purposes of this Section 9.6 if such Subsidiary shall have no obligations under such Principal Credit Facility (or any other agreement or instrument relating thereto) for the repayment of any Indebtedness of the Company or any other Subsidiary outstanding thereunder (whether upon default by any party to such Principal Credit Facility or otherwise) other than Indebtedness of another Foreign Subsidiary which Subsidiary also satisfies the conditions of this sentence.
Section 9.7.    Books and Records.
The Company will, and will cause each of its Subsidiaries to, keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions which are required to be maintained in order to prepare the consolidated financial statements of the Company in conformity with GAAP.
Section 9.8.    Excess Leverage Fee.
Without limiting the Company’s obligations under Section 10.1, in the event the Company provides a Notice of Increase in Leverage Ratio, the Company agrees that, in addition to interest accruing on the Notes, the Company will pay to each holder of a Note a fee (computed on the same basis and payable at the same time as such interest) at a rate per annum equal to 0.25% (each such fee, an “Excess Leverage Fee”) on the outstanding principal amount of each Note held by such holder during the period beginning on the first day of the fiscal quarter immediately succeeding the fiscal quarter in which the Material Acquisition described in such Notice of Increase in Leverage Ratio occurs and ending on the last day of the fiscal quarter immediately following the last fiscal quarter for which the Company elected to increase the Maximum Leverage Ratio pursuant to such Notice of Increase in Leverage Ratio. The accrued and unpaid Excess Leverage Fee on any principal amount being paid or prepaid shall be paid concurrently with such principal. Any overdue payment of an Excess Leverage Fee shall accrue interest at a rate per annum from time to time equal to the Default Rate applicable to the applicable Note, payable in arrears at the same time accrued interest is paid on such Note (or, at the option of the registered holder thereof, on demand).
The Company will pay the Excess Leverage Fee by separate wire transfer in U.S. Dollars with respect to (a) each Non-Swapped Note and (b) each Swapped Note the holder of which has so elected, by written notice to the Company (by noting such election in its Schedule B hereto or otherwise providing written notice to the Company), to receive the Excess Leverage Fee in U.S. Dollars, and the Company will pay the Excess Leverage Fee by separate wire transfer in Euro to all other holders of Swapped Notes. For purposes of calculating the amount of any Excess Leverage Fee with respect to any Swapped Note that is payable in U.S. Dollars, the amount of the Excess Leverage Fee at the time of such determination shall be converted from Euro into U.S. Dollars at the current Euro/U.S. Dollar exchange rate, as determined as of 10:00 A.M. (New York time) one Business Day prior to the day such Excess Leverage Fee is payable as indicated on the applicable screen of Bloomberg Financial Markets, and any such calculation shall be reported to the Company in reasonable detail and shall be binding on the Company absent demonstrable error.
For the avoidance of doubt, payment of the Excess Leverage Fee shall be deemed to constitute a fee for all purposes.

SECTION 10.	NEGATIVE COVENANTS.
So long as any of the Notes are outstanding, the Company covenants as follows:
Section 10.1.    Leverage Ratio; Most Favored Lender.
(a)    Leverage Ratio. The Company will not as of the last day of any fiscal quarter permit the Leverage Ratio to exceed 3.50 to 1.00 (the “Maximum Leverage Ratio”); provided that, upon receipt by the holders of the Notes of a Notice of Increase in Leverage Ratio, the Maximum Leverage Ratio shall be increased to 3.75 to 1.00 commencing on the last day of the fiscal quarter in which the Material Acquisition described in such Notice of Increase in Leverage Ratio occurs and continuing for the three consecutive fiscal quarters (or such fewer consecutive fiscal quarters as set forth in such Notice of Increase in Leverage Ratio) immediately following the conclusion of the fiscal quarter in which such Material Acquisition occurs (a “Leverage Spike Period”); provided that (i) the Company may not elect more than four Leverage Spike Periods during the term of this Agreement and (ii) there must be at least one full fiscal quarter between the end of a Leverage Spike Period and the start of another Leverage Spike Period. “Notice of Increase in Leverage Ratio” means a notice, signed by a Senior Financial Officer of the Company, which states (1) that the Company or a Subsidiary has completed a Material Acquisition, (2) the date of the occurrence of such Material Acquisition, (3) the aggregate consideration paid and/or contributed in such Material Acquisition and (4) that by such notice the Company has elected to increase the Maximum Leverage Ratio to 3.75 to 1.00 commencing on the last day of the fiscal quarter in which such Material Acquisition occurred and for each of the one, two or three fiscal quarters immediately following such fiscal quarter.
(b)    Most Favored Lender. If on the date that is 90 days after the date of the Closing (the “Incorporation Date”) any of the Series F Note Purchase Agreement, the Series G Note Purchase Agreement or the Series H Note Purchase Agreement (each an “Existing Note Purchase Agreement”) includes the financial maintenance covenant set forth in Section 10.2 of such Existing Note Purchase Agreement as of the date of the Closing or includes or has incorporated therein any other fixed charge coverage ratio financial maintenance covenant (the “Existing NPA Financial Covenant”), then (i) on such date the Existing NPA Financial Covenant and, solely for purposes of determining compliance with the Existing NPA Financial Covenant as incorporated herein, the definitions set forth in such Existing Note Purchase Agreement (the “Existing NPA Definitions”), are incorporated herein by reference with the same effect as if stated at length herein, (ii) the Existing NPA Definitions, and not the definitions stated in this Agreement, shall be applicable for purposes of determining compliance with the Existing NPA Financial Covenant, (iii) except as provided in the immediately succeeding clause (iv), any amendment or other modification to, or waiver of, any such Existing Note Purchase Agreement shall not be effective to amend, modify or waive the Existing NPA Financial Covenant and Existing NPA Definitions as incorporated herein except to the extent such amendment, modification or waiver has been approved by the Required Holders and (iv) if at any time after the Incorporation Date all of the Existing Note Agreements cease to include the Existing NPA Financial Covenant, then at such time this Agreement shall be deemed amended to terminate the incorporation of the Existing NPA Financial Covenant and this Section 10.1(b) shall be deemed amended to read “[Reserved]” in each case without the consent of or any action by any holder of a Note.
Section 10.2.    Priority Debt.
The Company will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth. Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien on any property securing Indebtedness outstanding or issued under any Principal Credit Facility (or any Guaranty executed in connection therewith), unless and until the Notes (and any Guaranty executed in connection therewith) shall be concurrently secured with such property equally and ratably with such Indebtedness pursuant to documentation in form and substance reasonably acceptable to the Required Holders.
Section 10.3.    Merger, Consolidation, Etc.
The Company will not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)    the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;
(b)    each Guarantor under any Guaranty Agreement that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Guaranty Agreement in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and
(c)    immediately after giving effect to such transaction (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Company shall be in compliance with Section 10.1 determined on a Pro Forma Basis;
provided that, for purposes of determining (i) whether a Default or Event of Default has occurred or (ii) compliance with Section 10.1, in each case in connection with a Limited Condition Transaction, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether a Default or Event of Default exists or compliance with Section 10.1 shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of the proceeds thereof) as if they had occurred at the beginning of the most recent test period ending prior to the LCT Test Date, the Company could have taken such action on the relevant LCT Test Date in compliance with this Section 10.3, this Section 10.3 shall be deemed to have been complied with and, for the avoidance of doubt, if the Company has exercised the LCT Election and any Default or Event of Default or non-compliance with Section 10.1 occurs following the LCT Test Date and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default or non-compliance with Section 10.1 shall be deemed to not have occurred or be continuing solely for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted under this Section 10.3. If the Company makes an LCT Election, then in connection with any calculation of the ratio in Section 10.1 with respect to any transaction following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such subsequent transaction is permitted under this Agreement, such ratio shall be required to be satisfied on a pro forma basis (1) assuming that such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (2) assuming that such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.
No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section from its liability under this Agreement or the Notes.
Section 10.4.    Transactions with Affiliates.
The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
Section 10.5.    Economic Sanctions, Etc.
The Company will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

SECTION 11.	EVENTS OF DEFAULT.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note, or any Net Loss on any Swapped Note, when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)    the Company defaults in the payment of any interest or any Excess Leverage Fee, if any, on any Note for more than five Business Days after the same becomes due and payable; or

(c)    the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.4; or
(d)    the Company or any Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11 or in any Guaranty Agreement) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or
(e)    (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Guarantor or by any officer of such Guarantor in any Guaranty Agreement or any writing furnished in connection with such Guaranty Agreement proves to have been false or incorrect in any material respect on the date as of which made; or
(f)    (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least U.S.$75,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least U.S.$150,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or
(g)    the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or
(i)    one or more final judgments or orders for the payment of money aggregating in excess of U.S.$150,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
(j)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, together with the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans shall exceed U.S.$50,000,000 (or its equivalent in the relevant currency of payment), (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (vii) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (viii) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (viii) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or
(k)    any Guaranty Agreement shall cease to be in full force and effect, any Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of any Guaranty Agreement, or the obligations of any Guarantor under any Guaranty Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Guaranty Agreement.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.	REMEDIES ON DEFAULT, ETC.
Section 12.1.    Acceleration.
(a)    If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
(c)    If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the applicable Default Rate) and any Excess Leverage Fee, if any, (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), and (z) with respect to any Swapped Note, any Net Loss, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived; provided that the amount to be paid may be subject to reduction pursuant to Section 8.7(a). The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount and, in respect of a Swapped Note, Net Loss, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2.    Other Remedies.
If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Guaranty Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
Section 12.3.    Rescission.
At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest all overdue Excess Leverage Fee, if any, on the Notes, all principal of and Make-Whole Amount, if any, on any Notes and Net Loss, if any, on any Swapped Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal, Excess Leverage Fee, if any, and Make-Whole Amount, if any, and Net Loss, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate (after giving effect to any reduction of any such payment pursuant to Section 8.7(a)), (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc.
No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Guaranty Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
Section 13.1.    Registration of Notes.
The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 13.2.    Transfer and Exchange of Notes.
Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(c)) for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the name, address for notices and wiring instructions of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(I), 1(J), 1(K), 1(L) or 1(M), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000 (in the case of U.S. Dollar Notes) and €100,000 (in the case of Euro Notes); provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than U.S.$100,000 (in the case of U.S. Dollar Notes) or €100,000 (in the case of Euro Notes). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on, Excess Leverage Fee, if any, and any Make-Whole Amount or Net Loss payable with respect to, such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may also from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.
Section 13.3.    Replacement of Notes.
Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(c)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
(b)    in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS OF NOTES.
Section 14.1.    Place of Payment.
Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, Net Loss, if any, Excess Leverage Fee, if any, and interest becoming due and payable on the Notes shall be made in Atlanta, Georgia at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction or in New York, New York.
Section 14.2.    Home Office Payment by Wire Transfer.
So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Net Loss, if any, Excess Leverage Fee, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as each Purchaser has made in this Section 14.2.
Section 14.3.    FATCA Information.

By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

SECTION 15.	EXPENSES, ETC.
Section 15.1.    Transaction Expenses.
Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Guaranty Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Guaranty Agreement and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided that such costs and expenses under this clause (c) shall not exceed U.S.$7,500.
The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.
Section 15.2.    Certain Taxes.
The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Guaranty Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Guaranty Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.
Section 15.3.    Survival.
The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Guaranty Agreement or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of each Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Guaranty Agreements embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.
Section 17.1.    Requirements.
This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to

Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or any Excess Leverage Fee, (y) the Make-Whole Amount or (z) Net Loss or Net Gain, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and except that Section 8.8(f)(i) may be amended with the consent of the Required Holders), 11(a), 11(b), 12, 17 or 20.
Section 17.2.    Solicitation of Holders of Notes.
(a)    Solicitation. The Company will provide each holder of the Notes with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Guaranty Agreement. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Guaranty Agreement to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Guaranty Agreement or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Guaranty Agreement by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
Section 17.3.    Binding Effect, Etc.
Any amendment or waiver consented to as provided in this Section 17 or any Guaranty Agreement applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note or Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note.
Section 17.4.    Notes held by Company, Etc.
Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in any Guaranty Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	NOTICES.
Except to the extent otherwise provided for in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(a)    if to a Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications by such Purchaser or its nominee in Schedule B, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,
(b)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
(c)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Charles A. Chesnutt, Senior Vice President and Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, microfilm, microcard, miniature photographic or other similar process and any Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by any Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	CONFIDENTIAL INFORMATION.
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by any such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to any Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over any Purchaser, (vii) the National Association of Insurance Commissioners or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to any Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which any Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent any Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement or any Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER.
Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.
Section 22.1.    Successors and Assigns.
All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.3, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2.    Payments Due on Non-Business Days.
Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note and any Excess Leverage Fee, if any, that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest or Excess Leverage Fee, if any, payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the maturity date of such Note) or any Net Loss that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest and Excess Leverage Fee, if any, payable on such next succeeding Business Day.
Section 22.3.    Severability.
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.4.    Construction; Accounting Concepts.
Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

For the avoidance of doubt, where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP, provided, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term were defined with reference solely to GAAP, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
Section 22.5.    Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 22.6.    Governing Law.
This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 22.7.    Jurisdiction and Process; Waiver of Jury Trial.
(a)    The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b)    The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)    The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(d)    Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(e)    THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
Section 22.8.    Conversion Rate.
For purposes of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent given under this Agreement, the Notes or any Guaranty Agreement, or have directed the taking of any action provided herein or in the Notes or any Guaranty Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, the principal amount of any outstanding Notes in Euros shall be deemed to be the equivalent amount in U.S. Dollars calculated on the basis of the U.S. Dollar Equivalent on the Closing Day with respect to such Notes outstanding in Euros, notwithstanding any currency rate fluctuations. For purposes of allocating any offer with respect to any partial purchase or allocating any prepayment of Notes pursuant to Section 8, the principal amount of any outstanding Notes in Euros shall be deemed to be the equivalent amount in U.S. Dollars calculated on the basis of the U.S. Dollar Equivalent with respect to such Notes outstanding in Euros on the date of such offer or prepayment.
Section 22.9.    Judgment Currency.
Any payment on account of an amount that is payable hereunder or under the Notes or any Guaranty Agreement in a currency (the “Original Currency”) which is made to or for the account of any holder of Notes in any other currency (the “Other Currency”), whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Company or any Subsidiary, such payment shall constitute a discharge of the obligation of the

Company under this Agreement or the Notes or such Guaranty Agreement only to the extent that on the Business Day following receipt by such holder of any payment made, such holder may, in accordance with normal banking procedures, purchase the Original Currency with the Other Currency in the foreign exchange markets. If the amount of the Original Currency that could be so purchased is less than the amount of Original Currency originally due to such holder, the Company agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement, the Notes and any Guaranty Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or any judgment or order.
[Remainder of page intentionally left blank. Next page is signature page.]

Each Purchaser that is in agreement with the foregoing shall sign the form of agreement on the accompanying counterpart of this Agreement and shall return it to the Company, whereupon the foregoing shall become a binding agreement between each such Purchaser and the Company.
Very truly yours,
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

The foregoing is hereby
agreed to as of the date hereof.
[PURCHASERS]

DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Acquisition” means (a) the acquisition by the Company of (i) Alize LuxCo 1 S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg, with registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies under number B 189378 (“ALC”) and (ii) Manalliance, a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg, with registered office at 2-4, rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies under number B 189559 (together with ALC, the “Target”), (b) the repayment of certain indebtedness of the Target and (c) the refinancing of indebtedness incurred to finance the purchase of the Target and repay certain indebtedness of the Target.
“Additional Note Purchase Agreement” means any note purchase agreement or similar document, instrument or agreement executed in connection with a private placement debt financing (or any two or more of any of the foregoing forming part of a common interrelated financing) providing for the incurrence of Indebtedness by the Company in an aggregate principal amount equal to or in excess of U.S.$50,000,000 (or the equivalent thereof in any other currency), regardless of the principal amount outstanding thereunder from time to time, in each case, as such document, instrument or agreement may be amended, restated, supplemented or otherwise modified from time to time and together with any increase, refinancing, refunding or replacement thereof, in whole or in part.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
“Agreement” means this Note Purchase Agreement, including all Schedules and Exhibits attached to this Agreement.
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Asset Sale Notice” means a written notice from a Responsible Officer to each holder of Notes referring to Section 8.8 and (a) identifying the property that was the subject of a Significant

SCHEDULE A
(to Note Purchase Agreement)

Asset Sale Event, (b) setting forth, in reasonable detail, a calculation of the Excess Proceeds attributable thereto and (c) as contemplated by Section 8.8(a), specifying the application of such Excess Proceeds.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).
“Business Day” means (a) for the purposes of Section 8.6 only, a day that is (i) in the case of U.S. Dollar Notes, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed (a “New York Business Day”) and that is a TARGET Business Day for the settlement of payments in Euro, and (ii) in the case of Euro Notes, a day that is both a New York Business Day and a TARGET Business Day for the settlement of payments in Euro, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Atlanta, Georgia are required or authorized to be closed and that is a TARGET Business Day for the settlement of payments in Euros.
“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.
“Change in Control” is defined in Section 8.9(h).
“Change in Control Prepayment Date” is defined in Section 8.9(c).
“Closing” is defined in Section 3.
“Closing Day” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.
“Company” is defined in the introductory sentence to this Agreement.
“Confidential Information” is defined in Section 20.
“Consolidated Net Worth” means, at any time, the total amount of stockholders’ equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, as determined as of the last day of the fiscal quarter of the Company most recently ended at least 45 days prior to such date on a Pro Forma Basis.

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“Consolidated Total Assets” means, as of the date of any determination thereof, the total amount of all assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.
“Control Event” is defined in Section 8.9(i).
“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.
“Credit Agreement” means the Syndicated Facility Agreement, dated as of September 11, 2012, among the Company, UAP Inc., certain designated subsidiaries of the Company, Bank of America, N.A., as administrative agent, and each of the lenders party thereto from time to time, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, and including any renewals, extensions or replacements thereof.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means with respect to any Note on any date, that rate of interest per annum that is equal to the greater of 2.00% above the rate of interest stated in clause (a) of the first paragraph of such Note and (a) in the case of a U.S. Dollar Note, 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate, and (b) in the case of a Euro Note, 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in Frankfurt, Germany as its “base” or “prime” rate.
“Disclosure Documents” is defined in Section 5.3.
“EBITDA” means, for any period, Net Income for such period, plus, without duplication and (other than in the case of clauses (a)(viii) and (a)(ix)) to the extent deducted in determining such Net Income, the sum of:
(a)    (i)    interest expense for such period,
(ii)    provision for taxes based on income, profits or losses (whether paid, estimated or accrued), including foreign withholding taxes, and for corporate franchise, capital stock, net worth, value-added taxes and similar taxes (including penalties and interest, if any), in each case during such period,
(iii)    all amounts attributable to depreciation, depletion and amortization (including amortization or impairment of intangible assets and properties) for such period

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(excluding amortization expense attributable to a prepaid cash expense that was paid in a prior period),
(iv)    any extraordinary, unusual or nonrecurring losses or charges for such period (other than charges of the type described in clause (a)(xi) below),
(v)    any Non-Cash Charges for such period; provided that any cash payment made with respect to any Non-Cash Charges added back in computing EBITDA for any prior period pursuant to this clause (a)(v) shall be subtracted in computing EBITDA for the period in which such cash payment is made,
(vi)    any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Contract or other derivative instruments,
(vii)    any unrealized losses for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts or other derivative instruments,
(viii)    any gain relating to Swap Contracts associated with transactions realized in the current period that has been reflected in Net Income in prior periods and excluded from EBITDA in such period pursuant to clause (c)(iv) below,
(ix)     cash receipts in such period (or any netting arrangements resulting in reduced cash expenses) not included in EBITDA in any prior period to the extent non-cash gains relating to such receipts were deducted in the calculation of EBITDA pursuant to clause (c) below for any previous period and were not added back,
(x)    accruals and expenses (including rationalization, legal, tax, structuring and other costs and expenses) related to the transactions contemplated by this Agreement, acquisitions or issuances of debt or equity permitted under this Agreement, whether or not consummated,
(xi)    restructuring charges, accruals or reserves (including restructuring and integration costs related to acquisitions and closure of facilities and adjustments to existing reserves) whether or not classified as restructuring expense on the consolidated financial statements of the Company, in an aggregate amount not to exceed U.S.$55,000,000 for any period of four consecutive fiscal quarters,
(xii)    losses on asset sales, disposals or abandonments (other than asset sales, disposals and abandonments in the ordinary course of business), and
(xiii)    actual net losses resulting from discontinued operations, plus (or minus)
(b)    Pro Forma Adjustments in connection with acquisitions (including the Acquisition) consummated during such period and Initiatives commenced during such period; provided that (i) such Pro Forma Adjustments shall be calculated net of the amount of actual benefits realized and (ii) the aggregate amount of all amounts under this clause (b) that increase EBITDA in any period

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shall not exceed, and shall be limited to, 15% of EBITDA in respect of such period (calculated before giving effect to such adjustments and all other adjustments to EBITDA); and minus
(c)    without duplication and to the extent included in determining such Net Income:
(i)    any extraordinary gains for such period,
(ii)    any non-cash gains for such period, including with respect to write-ups of assets or goodwill,
(iii)    any gains attributable to the early extinguishment of Indebtedness or obligations under any Swap Contract,
(iv)    any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts,
(v)    any loss relating to Swap Contracts associated with transactions realized in the current period that has been reflected in Net Income in prior periods and included in EBITDA in such period pursuant to clause (a)(vii) above,
(vi)    gains on asset sales, disposals or abandonments (other than asset sales, disposals and abandonments in the ordinary course of business), and
(vii)    actual net gains resulting from discontinued operations;
provided, further, that EBITDA for any period shall be calculated so as to exclude (without duplication of any adjustment referred to above) non-cash foreign translation gains and losses.
For purposes of calculating EBITDA for any period, if during such period the Company or any Subsidiary shall have consummated an acquisition or any Initiative, EBITDA for such period shall be calculated with respect to such period on a Pro Forma Basis, giving effect to such acquisition or Initiative.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

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“Euro”, “€” and “EUR” means the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Communities, as amended by the Treaty on European Union.
“Euro Note” means a Note denominated in Euros.
“Event of Default” is defined in Section 11.
“Excess Leverage Fee” is defined in Section 9.8.
“Excess Proceeds” is defined in Section 8.8(f).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Sale and Leaseback Transaction” means any sale or transfer of property acquired by the Company or any Subsidiary after the date of this Agreement to any Person within 180 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or such Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.
“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.
“Foreign Subsidiary” means any Subsidiary other than a Subsidiary that is organized under the laws of any state or commonwealth of the United States or the District of Columbia.
“Funding Instruction Letter” means a letter from the Company to the Purchasers of the Notes, delivered to them at least three Business Days prior to the Closing Day, setting forth the name of the bank, the account, the applicable ABA number, and such other information as the Purchasers require in connection with payment for each series of the Notes to be purchased on the Closing Day.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States.
“Governmental Authority” means
(a)    the government of
(i)    the United States or any State or other political subdivision thereof, or

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(ii)    any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.
“Guarantor” means each Subsidiary which is required to execute a Guaranty Agreement pursuant to Section 9.6 of this Agreement.
“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:
(a)    to purchase such indebtedness or obligation or any property constituting security therefor;
(b)    to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;
(c)    to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or
(d)    otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.
In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Guaranty Agreement” is defined in Section 9.6(a).
“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea

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formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.
“Indebtedness” with respect to any Person means, at any time, without duplication,
(a)    all its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;
(b)    all its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);
(c)    all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;
(d)    all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);
(e)    all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);
(f)    all obligations of such Person under Swap Contracts;
(g)    the maximum commitment amount (as in effect from time to time) of all liquidity facilities to the extent required, pursuant to the documentation entered into in connection with any Securitization Transaction, to be dedicated to support such Securitization Transaction (whether or not the drawings under such liquidity facilities are outstanding); and
(h)    any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.
For the avoidance of doubt, “Indebtedness” shall not include any obligation of the Company or its Subsidiaries in connection with a Securitization Transaction.
“INHAM Exemption” is defined in Section 6.2(e).

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“Initiative” means any Specified Transaction, restructuring, business optimization activity, cost savings initiative or other similar initiative (including capital expenditures for future expansion and business optimization projects resulting in restructuring charges or other similar charges and expenses).
“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Persons that are registered holders of Notes in a minimum principal amount of at least U.S.$5,000,000 (or the equivalent thereof in Euros) for whom any original purchaser of Notes manages investments or accounts.
“Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Funded Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Company then most recently ended.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Limited Condition Transaction” means any consolidation, merger or conveyance, sale or lease of all or substantially all of the assets of the Company as an entirety the consummation of which is not conditioned on the availability of, or on obtaining, third-party financing and which is designated as a Limited Condition Transaction by the Company in writing to the holders of the Notes on or prior to the date the definitive agreements for such transaction are entered into.
“LCT Election” is defined in Section 10.3.
“LCT Test Date” is defined in Section 10.3.
“Make-Whole Amount” is defined in Section 8.6.
“Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.
“Material Acquisition” means an acquisition (in one transaction or a series of related transactions) that involves aggregate consideration (including cash, equity, purchase price adjustments (but excluding earn-out or similar payments), Indebtedness or liabilities incurred or assumed, and all transaction costs) in excess of U.S.$250,000,000.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a

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whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Guarantor to perform its obligations under its Guaranty Agreement, or (d) the validity or enforceability of this Agreement, the Notes or any Guaranty Agreement.
“Maturity Date”, with respect to any Note, has the meaning set forth in the first paragraph of such Note.
“Maximum Leverage Ratio” is defined in Section 10.1.
“Memorandum” is defined in Section 5.3.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners.
“NAIC Annual Statement” is defined in Section 6.2(a).
“Net Gain” is defined in Section 8.7.
“Net Income” means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that Net Income shall exclude (a) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its organization documents or any agreement or instrument or law, order, rule or regulation applicable to such Subsidiary during such period, except that the Company’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income and (b) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Company’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or any Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Company as described in clause (a) of this proviso).
“Net Loss” is defined in Section 8.7.
“Net Proceeds” means, with respect to any sale, lease or other disposition of any property by any Person, an amount equal to the difference of: (a) the aggregate amount of the consideration (valued at the fair market value of such consideration at the time of the consummation of such sale, lease or other disposition but net of applicable taxes) received by such Person in respect of such disposition, minus (b) all reasonable out-of-pocket costs and expenses (including legal, accounting and investment banking fees, and sales commissions) paid by the Company or any Subsidiary in connection with such sale, lease or other disposition.
“Non-Cash Charges” means any non-cash charges, including (a) any write-off for impairment of long-lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity

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securities, in each case, pursuant to GAAP, (b) non-cash expenses resulting from the grant of stock options, restricted stock awards or other equity-based incentives to any director, officer or employee of the Company or any Subsidiary (excluding, for the avoidance of doubt, any cash payments of income taxes made for the benefit of any such Person in consideration of the surrender of any portion of such options, stock or other incentives upon the exercise or vesting thereof), (c) any non-cash charges resulting from (i) the application of purchase accounting or (ii) investments in minority interests in a Person, to the extent that such investments are subject to the equity method of accounting; provided that Non-Cash Charges shall not include additions to bad debt reserves or bad debt expense and any non-cash charge that results from the write-down or write-off of accounts receivable, (d) the non-cash impact of accounting changes or restatements, (e) non-cash charges and expenses resulting from pension adjustments and (f) any non-cash expenses and costs that result from the issuance of stock-based awards, partnership interest-based awards and similar incentive based compensation awards or arrangements.
“Non-Swapped Note” is defined in Section 8.6(a).
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.
“Notes” is defined in Section 1.1.
“Notice of Increase in Leverage Ratio” is defined in Section 10.1.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are

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or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Post-Transaction Period” means (a) with respect to any Specified Transaction, the period beginning on the date such Specified Transaction is consummated and ending on the last day of the fourth full consecutive fiscal quarter immediately following the date on which such Specified Transaction is consummated and (b) with respect to any other Initiative, the period beginning on the date on which such Initiative commences and ending on the last day of the fourth full consecutive fiscal quarter following the date on which such Initiative commences.
“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.
“Principal Credit Facility” means (a) the Credit Agreement, (b) the Series F Note Purchase Agreement, (c) the Series G Note Purchase Agreement, (d) the Series H Note Purchase Agreement, (e) any Additional Note Purchase Agreement and (f) any other loan agreement, credit agreement, note purchase agreement, indenture or similar document, instrument or agreement (or any two or more of any of the foregoing forming part of a common interrelated financing or other transaction) providing for the incurrence of Indebtedness by the Company in an aggregate principal amount equal to or in excess of U.S.$150,000,000 (or the equivalent thereof in any other currency), regardless of the principal amount outstanding thereunder from time to time, in each case under clauses (a), (b), (c), (d), (e) and (f) above, as such document, instrument or agreement may be amended, restated, supplemented or otherwise modified from time to time and together with any increase, refinancing, refunding or replacement thereof, in whole or in part.
“Priority Debt” means (without duplication), as of the date of any determination thereof, (a) all unsecured Indebtedness of Subsidiaries of the Company (other than any such Indebtedness (1) owing to the Company or other Subsidiaries and (2) of Guarantors), (b) all Indebtedness of the Company and its Subsidiaries (other than any such Indebtedness owing to the Company or other Subsidiaries) secured by Liens, and (c) the higher of the liquidation preference or the redemption amount of Preferred Stock of any Subsidiary (other than any such Preferred Stock issued to the Company or any Guarantor).
“Pro Forma Adjustment” means, with respect to any Initiative, for any period, the pro forma increase or decrease (for the avoidance of doubt, net of any such increase or decrease actually realized) in EBITDA (including the portion thereof attributable to any assets (including equity interests) sold or acquired) from cost savings, operating expense reductions, business optimization projects and other cost synergies (in each case net of amounts actually realized and costs incurred to achieve the same), in each case, related to such Initiative that are reasonably identifiable, factually supportable and projected by the Company in good faith to result within the applicable Post-Transaction Period from actions taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Company) within (a) in the case of any Specified Transaction, the four full consecutive fiscal quarters after the date of consummation of such Specified Transaction and (b) in the case of any other Initiative, the four full consecutive fiscal quarters after commencement of such Initiative, as applicable; provided that, the cost savings

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and synergies related to such actions or such additional costs, as applicable, may be assumed, for purposes of projecting such pro forma increase or decrease to such EBITDA to be realized on a “run-rate” basis during the entirety, or, in the case of, additional costs, as applicable, to be incurred during the entirety of any fiscal quarters of the Company included in such period; provided, further, that any such pro forma increase or decrease to EBITDA shall be (i) without duplication for cost savings, synergies or additional costs already included in EBITDA for such period and (ii) made only in a fiscal quarter during the applicable Post-Transaction Period.
“Pro Forma Basis” and “Pro Forma Compliance” mean, with respect to compliance with any test or covenant hereunder required by the terms of this Agreement to be made on a Pro Forma Basis, that (a) to the extent applicable, the Pro Forma Adjustment shall have been made (subject, for the avoidance of doubt, to the limitations set forth in clause (b) of the definition of “EBITDA”) and (b) all Initiatives and the following transactions in connection therewith shall be deemed to have occurred as of (or commencing with) the first day of the applicable period of measurement in such test or covenant: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Initiative (A) in the case of a disposition of all or substantially all equity interests in any Subsidiary or any division, product line, or facility used for operations of the Company or any of the Subsidiaries, shall be excluded, and (B) in the case of an acquisition or investment described in the definition of “Specified Transaction,” shall be included, (ii) any prepayment, repayment, retirement, redemption or satisfaction of Indebtedness, and (iii) any Indebtedness incurred or assumed by the Company or any of the Subsidiaries in connection therewith; provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with (and subject to applicable limitations included in) the definition of “EBITDA” and give effect to operating expense reductions that are (1) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Company and the Subsidiaries and (z) factually supportable or (2) otherwise consistent with the definition of “Pro Forma Adjustment.”
“Projections” is defined in Section 5.3.
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Property Reinvestment Application” means, with respect to any Significant Asset Sale Event, the application of all or a part of the Excess Proceeds with respect to such Significant Asset Sale Event to the acquisition by the Company or any of its Subsidiaries of productive assets used or useful in carrying on the business of the Company and its Subsidiaries (excluding, for the avoidance of doubt, cash and cash equivalents) and having a value at least equal to the value of such assets which were the subject of such Significant Asset Sale Event.
“Proposed Prepayment Date” is defined in Section 8.8(b).
“PTE” is defined in Section 6.2(a).

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“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“QPAM Exemption” is defined in Section 6.2(d).
“Receivables” means those assets classified as (a) accounts or notes receivable under GAAP or (b) accounts or general intangibles within the meaning of the Uniform Commercial Code of any jurisdiction.
“Required Holders” means, at any time on or after the Closing, the holder or holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
“Securities Act” means the Securities Act of 1933.
“Securitization Transaction” means a securitization transaction in which Receivables are sold and such transaction is a true sale for bankruptcy purposes and is accounted for by the seller as a sale in accordance with GAAP.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Series F Note Purchase Agreement” means that certain Note Purchase Agreement dated as of August 19, 2013, by and among the Company and The Prudential Insurance Company of America and the other purchasers listed on schedule B attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
“Series G Note Purchase Agreement” means that certain Note Purchase Agreement dated as of July 29, 2016, by and among the Company and Metropolitan Life Insurance Company and the other purchasers listed on schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
“Series H Note Purchase Agreement” means that certain Note Purchase Agreement dated as of October 17, 2016, by and among the Company and New York Life Insurance Company and the other purchasers listed on schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
“Series I Notes” is defined in Section 1.1.
“Series J Notes” is defined in Section 1.1.

S-A-14

“Series K Notes” is defined in Section 1.1.
“Series L Notes” is defined in Section 1.1.
“Series M Notes” is defined in Section 1.1.
“Significant Asset Sale Event” is defined in Section 8.8(f).
“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.
“Source” is defined in Section 6.2.
“Specified Exchange Rate” means, on any day, in respect of any amount denominated in Euros, the rate at which Euros may be exchanged into U.S. Dollars, in each case as set forth at 10:00 A.M., Eastern time, on such date (for spot delivery) on the applicable Bloomberg Key Cross Currency Rates Page FXC (or any successor thereto). In the event that such rate does not appear on such page, the Specified Exchange Rate shall be determined by reference to such other nationally recognized, publicly available service for displaying exchange rates selected by the Required Holders for such purposes or, at the discretion of the Required Holders, the Specified Exchange Rate shall instead be the arithmetic average of the spot rates of exchange operations in respect of such date for the purchase of U.S. Dollars for delivery two Business Days (or such other period as is customary in the relevant market) later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Required Holders may use any other reasonable method they deem appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.
“Specified Transaction” means, with respect to any period, any investment, acquisition, disposition, incurrence, assumption or repayment of Indebtedness, merger, consolidation or other event (other than another Initiative) that by the terms of this Agreement requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major

S-A-15

business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“SVO” means the Securities Valuation Office of the NAIC.
“Swapped Note” is defined in Section 8.6(b).
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. For the purposes of this Agreement, the amount of the obligation under any Swap Contract shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap Contract had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap Contract provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.
“TARGET Business Day” means a day on which the Trans-European Automated Real-time Closing Settlement Express Transfer payment system (or any successor thereto) is open for the settlement of payments in a specified currency.
“Total Funded Debt” means, as of any date, the aggregate principal amount of Indebtedness of the Company and its Subsidiaries determined on a consolidated basis outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, consisting of (a) Indebtedness for borrowed money, (b) all obligations (contingent or otherwise) under letters of credit, (c) the principal portion of obligations in respect of Capital Leases and (d) Guaranties in respect of any Indebtedness described in the foregoing clauses (a) through (c).
“United States” means the United States of America.
“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

S-A-16

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Dollar Equivalent” mean, at any time, with regard to any amount designated in Euros, the equivalent amount in U.S. Dollars determined using the Specified Exchange Rate as of the date two Business Days prior to such time.
“U.S. Dollar Note” means a Note denominated in U.S. Dollars.
“U.S. Dollars” or “U.S.$” means lawful money of the United States.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

S-A-17

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, WI 53202	Series J Series K Series L Series M	€80,000,000 €21,000,000 €25,000,000 €25,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

All payments with respect to the Excess Leverage Fee shall be paid in U.S. Dollars.

(2) All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

(3) All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
E-mail: privateinvest@northwesternmutual.com

(4) Address for physical delivery of the Notes: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Christopher M. Eisold

SCHEDULE B
(to Note Purchase Ageement)

(5) Nominee: None
(6) Tax Identification No.: 39-0509570

S-B-2

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series K	€2,950,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase, Frankfurt
SWIFT Code: CHASDEFX
Account: JPMorgan Chase Bank, London
Account No.: 6231400604
IBAN: GB19CHAS60924224282303
F/F/C: GTI 24039 Brighthouse Life Insurance Company
Ref: PPN: 372460 D@1– Genuine Parts Company 1.81% due 10/30/2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments – Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-3

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: G 05314

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Tax Identification No.: 06-0566090

S-B-4

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series L	€3,050,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase, Frankfurt
SWIFT Code: CHASDEFX
Account: JPMorgan Chase Bank, London
Account No.: 6231400604
IBAN: GB19CHAS60924224282303
F/F/C: GTI 24039 Brighthouse Life Insurance Company
Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments – Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-5

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: G 05314

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Tax Identification No.: 06-0566090

S-B-6

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series M	€3,050,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase, Frankfurt
SWIFT Code: CHASDEFX
Account: JPMorgan Chase Bank, London
Account No.: 6231400604
IBAN: GB19CHAS60924224282303
F/F/C: GTI 24039 Brighthouse Life Insurance Company
Ref: PPN: 372460 E*2 – Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments – Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-7

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: G 05314

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Tax Identification No.: 06-0566090

S-B-8

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series K	€2,950,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan AG Frankfurt am Main
SWIFT: CHASGB2L
Account No.: 41350564
IBAN: GB92CHAS60924241350564
F/F/C: GTI AFQ13
Account Name: BrightHouse Life Insurance Company Separate Account SA Global
Ref: PPN: 372460 D@1 – Genuine Parts Company 1.81% due 10/30/2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments - Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-9

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: P 19425

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: Brighthouse Life Insurance Company, on behalf of its Separate Account SA (Structured Annuity)
(5) Tax Identification No.: 06-0566090

S-B-10

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series L	€3,050,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan AG Frankfurt am Main
SWIFT: CHASGB2L
Account No.: 41350564
IBAN: GB92CHAS60924241350564
F/F/C: GTI AFQ13
Account Name: BrightHouse Life Insurance Company Separate Account SA Global
Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments - Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-11

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: P 19425

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: Brighthouse Life Insurance Company, on behalf of its Separate Account SA (Structured Annuity)
(5) Tax Identification No.: 06-0566090

S-B-12

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 334 Madison Avenue Convent Station, New Jersey 07961	Series M	€3,050,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan AG Frankfurt am Main
SWIFT: CHASGB2L
Account No.: 41350564
IBAN: GB92CHAS60924241350564
F/F/C: GTI AFQ13
Account Name: BrightHouse Life Insurance Company Separate Account SA Global
Ref: PPN: 372460 E*2 – Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments - Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

S-B-13

(3) Address for physical delivery of the Note:

JP Morgan Chase Bank NA
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Ref: P 19425

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: Brighthouse Life Insurance Company, on behalf of its Separate Account SA (Structured Annuity)
(5) Tax Identification No.: 06-0566090

S-B-14

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series L	€12,700,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Bank: Citibank N.A., Hong Kong
Beneficiary Bank BIC: CITIHKHX
Intermediary Bank: Citibank N.A., London
Intermediary Bank BIC: CITIGB2L
Beneficiary Bank Account: 655821
IBAN: GB44CITI18500800655821
Beneficiary Account No.: 1068626028
Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-15

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-16

S-B-17

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series M	€12,700,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Bank: Citibank N.A., Hong Kong
Beneficiary Bank BIC: CITIHKHX
Intermediary Bank: Citibank N.A., London
Intermediary Bank BIC: CITIGB2L
Beneficiary Bank Account: 655821
IBAN: GB44CITI18500800655821
Beneficiary Account No.: 1068626028
Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 E*2 – Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-18

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-19

S-B-20

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series L	€5,200,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

   Beneficiary Bank: Citibank N.A., Hong Kong
   Beneficiary Bank BIC: CITIHKHX
   Intermediary Bank: Citibank N.A., London
   Intermediary Bank BIC: CITIGB2L
   Beneficiary Bank Account: 655821
   IBAN: GB44CITI18500800655821
   Beneficiary Account No.: 1070689029
   Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-21

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-22

S-B-23

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series M	€5,200,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

   Beneficiary Bank: Citibank N.A., Hong Kong
   Beneficiary Bank BIC: CITIHKHX
   Intermediary Bank: Citibank N.A., London
   Intermediary Bank BIC: CITIGB2L
   Beneficiary Bank Account: 655821
   IBAN: GB44CITI18500800655821
   Beneficiary Account No.: 1070689029
   Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 E*2– Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-24

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-25

S-B-26

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series L	€17,800,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Bank: Citibank N.A., Hong Kong
Beneficiary Bank BIC: CITIHKHX
Intermediary Bank: Citibank N.A., London
Intermediary Bank BIC: CITIGB2L
Beneficiary Bank A/C #: 655821
IBAN: GB44CITI18500800655821
Beneficiary Account No.: 1200955036
Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-27

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-28

S-B-29

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series M	€17,800,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Bank: Citibank N.A., Hong Kong
Beneficiary Bank BIC: CITIHKHX
Intermediary Bank: Citibank N.A., London
Intermediary Bank BIC: CITIGB2L
Beneficiary Bank A/C #: 655821
IBAN: GB44CITI18500800655821
Beneficiary Account No.: 1200955036
Beneficiary Name: MetLife Insurance K.K.
Ref: PPN: 372460 E*2 – Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-30

(2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)
Administration Department
Tokyo Garden Terrace Kioicho Kioi Tower 25F
1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With another copy other than with respect to deliveries of financial statements to:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 98-1037269 (USA) and 00661996 (Japan)
(7) UK Passport Treaty Number: 43/M/359828/DTTP

S-B-31

S-B-32

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	Series K	€13,700,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase Bank, Frankfurt
SWIFT Code: CHASDEFX
Account: JP Morgan Chase Bank, London
Account No.: 6231400604
F/F/C: GTI 07900 Metropolitan Life Insurance Company
Ref: PPN: 372460 D@1 – Genuine Parts Company 1.81% due 10/30/2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com:

S-B-33

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 13-5581829

S-B-34

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	Series L	€21,800,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

   Bank Name: JPMorgan Chase Bank, Frankfurt
   SWIFT Code: CHASDEFX
   Account: JP Morgan Chase Bank, London
   Account No.: 6231400604
   F/F/C: GTI 07900 Metropolitan Life Insurance Company
   Ref: PPN: 372460 D#9 – Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com:

S-B-35

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 13-5581829

S-B-36

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	Series M	€21,800,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

   Bank Name: JPMorgan Chase Bank, Frankfurt
   SWIFT Code: CHASDEFX
   Account: JP Morgan Chase Bank, London
   Account No.: 6231400604
   F/F/C: GTI 07900 Metropolitan Life Insurance Company
   Ref: PPN: 372460 E*2 – Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
One MetLife Way
Whippany, New Jersey 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com:

S-B-37

(3) Address for audit requests:

Soft copy: AuditConfirms.PvtPlacements@metlife.com

Hard copy to:

Metropolitan Life Insurance Company
Attn: Private Placements Operations (ATTN: Audit Confirmations)
18210 Crane Nest Drive – 5th Floor
Tampa, FL 33647

(4) Address for physical delivery of the Note:

Metropolitan Life Insurance Company, Investments Law
One MetLife Way
Whippany, New Jersey 07981
Attention: Dan Scudder, Vice President and Associate General Counsel

(5) Nominee: None
(6) Tax Identification No.: 13-5581829
(7) UK Passport Treaty Number: 13/M/61303/DTTP

S-B-38

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PENSIONSKASSE DES BUNDES PUBLICA Attn. Asset Management Eigerstrasse 57 3007 Bern, Switzerland	Series K	€1,400,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Currency: EUR
Bank Name: J.P. Morgan Chase Bank, N.A.
SWIFT: CHASGB2L
Account No.: GB42CHAS60924241360776
Name: PUBLICA - PRIVATE PLACEMENT METLIFE
Ref: PPN: 372460 D@1 - Genuine Parts Company 1.81% due 10/30/2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-39

(2) Address for all notices and communications:

Publica
c/o MetLife Investment Management Limited
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Pensionskasse des Bundes PUBLICA
Attn. Asset Management
Eigerstrasse 57
3007 Bern, Switzerland
Facsimile: +41 58 485 2113

and

Publica
c/o MetLife Investment Management Limited
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department
Reference Account: GTI EAQ51
Reference:  Account Name - PUBLICA - PRIVATE PLACEMENT METLIFE

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Taxpayer I.D. No.: ZPV 230’763’575
(6) UK Passport Treaty Number: 6/P/344506/DTTP

S-B-40

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PENSIONSKASSE DES BUNDES PUBLICA Attn. Asset Management Eigerstrasse 57 3007 Bern, Switzerland	Series L	€1,400,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Currency: EUR
Bank Name: J.P. Morgan Chase Bank, N.A.
SWIFT: CHASGB2L
Account No.: GB42CHAS60924241360776
Name: PUBLICA - PRIVATE PLACEMENT METLIFE
Ref: PPN: 372460 D#9 - Genuine Parts Company 2.02% due 10/30/2029

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-41

(2) Address for all notices and communications:

Publica
c/o MetLife Investment Management Limited
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Pensionskasse des Bundes PUBLICA
Attn. Asset Management
Eigerstrasse 57
3007 Bern, Switzerland
Facsimile: +41 58 485 2113

and

Publica
c/o MetLife Investment Management Limited
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department
Reference Account: GTI EAQ51
Reference:  Account Name - PUBLICA - PRIVATE PLACEMENT METLIFE

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Taxpayer I.D. No.: ZPV 230’763’575
(6) UK Passport Treaty Number: 6/P/344506/DTTP

S-B-42

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PENSIONSKASSE DES BUNDES PUBLICA Attn. Asset Management Eigerstrasse 57 3007 Bern, Switzerland	Series M	€1,400,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Currency: EUR
Bank Name: J.P. Morgan Chase Bank, N.A.
SWIFT: CHASGB2L
Account No.: GB42CHAS60924241360776
Name: PUBLICA - PRIVATE PLACEMENT METLIFE
   Ref: PPN: 372460 E*2 - Genuine Parts Company 2.32% due 10/30/2032

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

S-B-43

(2) Address for all notices and communications:

Publica
c/o MetLife Investment Management Limited
Investments, Private Placements
One MetLife Way
Whippany, NJ 07981
Attention: Christine Brown, Associate Director Priv Placements-Corporates
Emails: PPUCompliance@metlife.com and Christine.brown@metlife.com

With a copy other than with respect to deliveries of financial statements to:

Pensionskasse des Bundes PUBLICA
Attn. Asset Management
Eigerstrasse 57
3007 Bern, Switzerland
Facsimile: +41 58 485 2113

and

Publica
c/o MetLife Investment Management Limited
One MetLife Way
Whippany, NJ 07981
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department
Reference Account: GTI EAQ51
Reference:  Account Name - PUBLICA - PRIVATE PLACEMENT METLIFE

Copy to Daniel Scudder (dscudder@MetLife.com)

(4) Nominee: None
(5) Taxpayer I.D. No.: ZPV 230’763’575
(6) UK Passport Treaty Number: 6/P/344506/DTTP

S-B-44

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	Series K	€100,000,000
(1) All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Genuine Parts Company, 1.81% Series K Senior Notes due October 30, 2027, interest and principal), to:

Account Name: Massachusetts Mutual Life Insurance Company
Account #: 11872591
IBAN # GB72CITI18500811872591
Bank: Citibank London
SWIFT: CITIGB2L
Ref: Payment with cover under MT103
         1.81% Series K Senior Notes due October 30, 2027, Cusip: 372460 D@1, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

(2) Address for notices of payment:

Massachusetts Mutual Life Insurance Company
Treasury Operations Securities Management
1295 State Street
Springfield, MA 01111
Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115

S-B-45

(3) Address for other communications and notices: Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189
(4) Address for electronic delivery of financials and other information:

Massachusetts Mutual Life Insurance Company
c/o Barings LLC
1500 Main Street – Suite 2200
PO Box 15189
Springfield, MA 01115-5189

With notification to:

privateplacements@barings.com
john.wheeler@barings.com

(5) Address for physical delivery of Note:

Massachusetts Mutual Life Insurance Company
1295 State Street, MIP: E415
Springfield, MA 01111
Attention: Janelle Tarantino, Treasury Operations Securities Management
Telephone: 413-744-1885
E-mail: Jtarantino@massmutual.com

With a copy to:

Michelle.kearney@barings.com
Diane.murphy@barings.com
Steve.katz@barings.com
Nancy.wood@barings.com

(6) Nominee: None
(7) Tax Identification No.: 04-1590850

S-B-46

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
NATIONWIDE LIFE INSURANCE COMPANY One Nationwide Plaza Columbus, OH 43215-2220	Series J Series K	€30,000,000 €25,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

Market Name: Germany
ISO Currency Code: EUR
Global Custodian BIC: IRVTBEBBXXX
Global Custodian Account Name: The Bank of New York Mellon SA/NV
Beneficiary Account Name: Nationwide Life Insurance Company
Beneficiary Account #: 2679949780
Beneficiary Account IBAN: BE78519267994086
PPN #: [Series J: 372460 D*3] [Series K: 372460 D@1]
Security Description: [1.40% Series J Senior Notes due October 30, 2024] [1.81% Series K Senior Notes due October 30, 2027]

(2) Address for notices of payment:

Nationwide Life Insurance Company
Nationwide Investments – Private Placements
One Nationwide Plaza
Mail Code 1-05-801
Columbus, OH 43215-2220
E-mail: ooinwpp@nationwide.com

(3) Address for financials, compliance reports and all other communications:

Nationwide Life Insurance Company
Nationwide Investments – Private Placements
One Nationwide Plaza
Mail Code 1-05-801
Columbus, OH 43215-2220
Email: ooinwpp@nationwide.com

S-B-47

(4) Address for physical delivery of Notes:

The Depository Trust Company
570 Washington Blvd – 5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
F/A/O Nationwide Life Insurance Co. Acct #267829
PPN: [Series J: 372460 D*3] [Series K: 372460 D@1]

Copy to David Simaitis: (dave.simaitis@nationwide.com)

(5) Nominee: None
(6) Tax Identification No.: 31-4156830

S-B-48

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group 1075 Peachtree Street, Suite 3600 Atlanta, GA 30309	Series J	€50,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank N.A., London
SWIFT Code: CHASGB2L
IBAN: GB24CHAS60924225491221
Account Name: PGF-INC-EUR
Account No.: 25491221 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “1.40% Senior Notes, Series J, due October 30, 2024, Security No. INV07758, PPN: 372460 D*3” and the due date and application (as among principal, interest, Make-Whole Amount, etc.) of the payment being made.

All payments with respect to the Excess Leverage Fee shall be paid in U.S. Dollars.

(2) Address for all notices relating solely to scheduled principal and interest payments:

Prudential Retirement Insurance and Annuity Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3) Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
1075 Peachtree Street
Suite 3600
Atlanta, GA 30309
Attention: Managing Director
cc: Vice President and Corporate Counsel

S-B-49

(4) Address for physical delivery of Note:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: Michael Iacono - Trade Management Manager

With copy to:

Michael Fierro
michael.fierro@prudential.com
(404) 870-3753

and

Private.Disbursements@Prudential.com

(5) Nominee: None
(6) Tax Identification No.: 06-1050034

S-B-50

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
CONNECTICUT GENERAL LIFE INSURANCE COMPANY 900 Cottage Grove Rd. Bloomfield, CT 06002	Series J Series J Series J Series K Series K Series K	€1,000,000 €3,500,000 €2,500,000 €1,000,000 €2,500,000 €2,500,000
(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

J.P Morgan AG, Frankfurt
BIC: CHASDEFX
A/C: JP Morgan Chase Bank London
BIC:  CHASGB2L
F/O: CONNECTICUT GENERAL LIFE INSURANCE
IBAN:  GB88CHAS60924225385503
REF: 32450

OBI= Genuine Parts Company; [1.40% Series J Senior Notes due October 30, 2024; PPN/CUSIP: 372460 D*3] [1.81% Series K Senior Notes due October 30, 2027; PPN/CUSIP: 372460 D@1]

(2) Address for all notices relating to payment:

CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com
E-Mail: JASON.SMITH3@Cigna.com

(3) Address for all other notices:

CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com
E-Mail: JASON.SMITH3@Cigna.com

S-B-51

(4) Address for physical delivery of the Notes:

J.P. Morgan Chase Bank , N.A.
4 Chase Metrotech Center
3rd Floor (for overnight or US mail)
Brooklyn, New York 11245-0001
Attn: Physical Receive Department
718-242-0264

Copy to Kari Comfry (Kari.Comfry@Cigna.com)

(5) Nominee: CIG & Co.
(6) Tax Identification No.: 13-3574027 (CIG & Co.)

S-B-52

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
CIGNA HEALTH AND LIFE INSURANCE COMPANY 900 Cottage Grove Rd. Bloomfield, Connecticut 06002	Series J Series J Series K Series K	€12,000,000 €6,000,000 €11,500,000 €5,500,000
(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

J.P Morgan AG, Frankfurt
BIC: CHASDEFX
A/C: JP Morgan Chase Bank London
BIC: CHASGB2L
F/O: Cigna Health and Life Insurance Co
IBAN: GB28CHAS60924241398276
REF: EJN05

OBI= Genuine Parts Company; [1.40% Series J Senior Notes due October 30, 2024; PPN/CUSIP: 372460 D*3] [1.81% Series K Senior Notes due October 30, 2027; PPN/CUSIP: 372460 D@1]

(2) Address for all notices relating to payment:

CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com
E-Mail: JASON.SMITH3@Cigna.com

(3) Address for all other notices:

CIG & Co.
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd.
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com
E-Mail: JASON.SMITH3@Cigna.com

S-B-53

(4) Address for physical delivery of the Notes:

J.P. Morgan Chase Bank , N.A.
4 Chase Metrotech Center
3rd Floor (for overnight or US mail)
Brooklyn, New York 11245-0001
Attn: Physical Receive Department
718-242-0264

Copy to Kari Comfry (Kari.Comfry@Cigna.com)

(5) Nominee: CIG & Co.
(6) Tax Identification No.: 13-3574027 (CIG & Co.)

S-B-54

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$5,900,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
For further credit to: Voya Ins and Ann Co GEN AC/Acct. 136373
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
Account No.: 1363738400
Account Name: Voya Ins and Ann Co GEN AC
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

S-B-55

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account at The Bank of New York Mellon (Voya Ins and Ann Co GEN AC/Acct. 136373) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 41-0991508

S-B-56

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$2,700,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
For credit to: Voya Ins and Ann Co - SLDI/Acct. 179369
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
Account No.: 1793698400
Account Name: Voya Ins and Ann Co - SLDI
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

With copy to:

The Bank of New York
Insurance Trust Dept.
101 Barclay 8 West
New York, NY 10286
Attn.: Bailey Eng
Email: Baileyeng@bankofny.com

S-B-57

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account number at The Bank of New York Mellon (VOYA Ins and Ann Co-SLDI/Acct. 179369) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 41-0991508

S-B-58

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
SECURITY LIFE OF DENVER INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$100,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
Reference: A/C#: 1781658400
For further credit to: Security Life of Denver Ins – SSA / 178165
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
A/C#: 1781658400
Account Name: Security Life of Denver Ins -- SSA
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

S-B-59

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account number at The Bank of New York Mellon (Security Life of Denver Ins – SSA / 178165) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 84-0499703

S-B-60

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$1,300,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
For further credit to: RLIC/Acct. 187035
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
Account No.: 1870358400
Account Name: RLIC
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

S-B-61

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account number at The Bank of New York Mellon (RLIC/Acct. 187035) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 41-0451140

S-B-62

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$100,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
For further credit to: RLNY/Acct. 187038
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
Account No.: 1870388400
Account Name: RLNY
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

S-B-63

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account number at The Bank of New York Mellon (RLNY/Acct. 187038) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 53-0242530

S-B-64

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series I	$9,900,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
BNF: GLA111566
Attention: Income Collection Department
For further credit to: VRIAC/Acct. 216101
Reference: CUSIP: 372460 C#0

For all payments other than scheduled principal and interest:

The Bank of New York Mellon
ABA#: 021000018 or via SWIFT IRVTUS3NAMS
Account No.: 2161018400
Account Name: VRIAC
Reference: CUSIP: 372460 C#0

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

S-B-65

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ  07310
Attn:  BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 3.70% Series I Senior Notes due October 30, 2027, PPN: 372460 C#0), and the name of the Purchaser and its account number at The Bank of New York Mellon (VOYA Retiremt Ins and Ann Co/Acct. 216101) and the following:

The contact person at the Issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 71-0294708

S-B-66

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series J	€10,300,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon SA NV
SWIFT: IRVTBEBBXXX
Account No: 1363739780
Account Name: Voya Insurance and Annuity Company
Reference: CUSIP: 372460 D*3

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

S-B-67

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 1.40% Series J Senior Notes due October 30, 2024, PPN: 372460 D*3), and the name of the Purchaser and its account number at The Bank of New York Mellon (Voya Insurance and Annuity Co /Acct. 1363739780) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 41-0991508

S-B-68

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series J	€17,300,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon SA NV
SWIFT: IRVTBEBBXXX
Account No: 2161019780
Account Name: Voya Retirement Insurance and Annuity Company
Reference: CUSIP: 372460 D*3

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

S-B-69

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 1.40% Series J Senior Notes due October 30, 2024, PPN: 372460 D*3), and the name of the Purchaser and its account number at The Bank of New York Mellon (Voya Retirement Insurance and Annuity Co/Acct. 2161019780) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 71-0294708

S-B-70

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
SECURITY LIFE OF DENVER INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series J	€100,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon SA NV
SWIFT: IRVTBEBBXXX
Account No: 1781659780
Account Name: Security Life of Denver Insurance Company
Reference: CUSIP: 372460 D*3

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

S-B-71

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 1.40% Series J Senior Notes due October 30, 2024, PPN: 372460 D*3), and the name of the Purchaser and its account number at The Bank of New York Mellon (Security Life of Denver Ins – SSA / 1781659780) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 84-0499703

S-B-72

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series J	€2,200,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon SA NV
SWIFT: IRVTBEBBXXX
Account No: 1870359780
Account Name: Reliastar Life Insurance Company
Reference: CUSIP: 372460 D*3

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

S-B-73

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 1.40% Series J Senior Notes due October 30, 2024, PPN: 372460 D*3), and the name of the Purchaser and its account number at The Bank of New York Mellon (RLIC/Acct. 1870359780) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 41-0451140

S-B-74

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	Series J	€100,000
(1) All payments on account of Notes held by such Purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon SA NV
SWIFT: IRVTBEBBXXX
Account No: 1870389780
Account Name: Reliastar Life Insurance Company of New York
Reference: CUSIP: 372460 D*3

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3) Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

S-B-75

(4) Address for physical delivery of the Note:

The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department

with a copy to:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: John Retsos
Email: John.Retsos@voya.com
and: Loris.Jakielski@voya.com
and: opssettlements@voya.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (Genuine Parts Company, 1.40% Series J Senior Notes due October 30, 2024, PPN: 372460 D*3), and the name of the Purchaser and its account number at The Bank of New York Mellon (RLNY/Acct. 1870389780) and the following:

The contact person at the issuer of the Notes related to payments on the Notes is:

Name: Matt Brigham
Telephone #: 678-934-5425
E-Mail: matt_brigham@genpt.com

(5) Nominee: None
(6) Tax Identification No.: 53-0242530

S-B-76

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, CA 92660-6397	Series I Series I	$5,000,000 $5,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

Bank: The Bank of New York Mellon
ABA: 021000018
Acct Number: GLA 111566
Acct Name: The Bank of New York Mellon – P&I Dept
FFC: Account 5966218400 – PACIFIC LIFE INS CO – GENERAL ACCOUNT
** CUSIP: 372460 C#0, 3.70% Series I Senior Notes due October 30, 2027 and P&I breakdown. **

(2) Address for notices of payments and written confirmation of such wire transfers:

The Bank of New York Mellon
Attn: Pacific Life Accounting Team
One Mellon Bank Center – Room 1130
Pittsburgh, PA 15258-0001

And

Pacific Life Insurance Company
Attn: IM – Cash Team
700 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-718-5845

(3) Address for all other communications: Pacific Life Insurance Company Attn: IM – Credit Analysis 700 Newport Center Drive Newport Beach, CA 92660-6397 PrivatePlacementCompliance@PacificLife.com

S-B-77

(4) Address for physical delivery of the Notes:

The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Department
570 Washington Blvd – 5th Floor
Jersey City, NJ 07310
Account Name: PACIFIC LIFE INS CO – GENERAL ACCOUNT
Account Number: 5966218400

Copy to Jennifer Fitzpatrick (Jennifer.Fitzpatrick@PacificLife.com)

(5) Nominee: Mac & Co., as nominee for Pacific Life Insurance Company
(6) Tax Identification No.: 95-1079000

S-B-78

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive Newport Beach, CA 92660-6397	Series K Series K Series K Series K Series K Series K	€5,000,000 €5,000,000 €5,000,000 €5,000,000 €5,000,000 €5,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

Cash Correspondent Name: Bank of New York Mellon, Frankfurt
Cash Correspondent SWIFT/BIC: IRVTDEFX
Global Custodian Name: The Bank of New York Mellon, NY
Global Custodian SWIFT/BIC: IRVTUS3NIBK
Global Custodian Account: 4686069710

FFC: Pacific Life Ins Co – General Acct – Account 5966219780
**CUSIP: 372460 D@1, 1.81% Series K Senior Notes due October 30, 2027 and P&I breakdown **

(2) Address for all notices and payments and written confirmation of such wire transfers to:

The Bank of New York Mellon
Attn: Pacific Life Accounting Team
One Mellon Bank Center – Room 1130
Pittsburgh, PA 15258-0001

And

Pacific Life Insurance Company
Attn: IM – Cash Team
700 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-718-5845

(3) Address for all other communications: Pacific Life Insurance Company Attn: IM – Credit Analysis 700 Newport Center Drive Newport Beach, CA 92660 -6397 PrivatePlacementCompliance@PacificLife.com

S-B-79

(4) Address for physical delivery of the Notes:

The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Department
570 Washington Blvd – 5th Floor
Jersey City, NJ 07310
Account Name: Pacific Life Ins Co – General Acc
EUR Account Number: 5966219780

Copy to Jennifer Fitzpatrick (Jennifer.Fitzpatrick@PacificLife.com)

(5) Nominee: Mac & Co., as nominee for Pacific Life Insurance Company
(6) Tax Identification No.: 95-1079000

S-B-80

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
ATHENE ANNUITY AND LIFE COMPANY c/o Athene Asset Management L.P. 7700 Mills Civic Parkway West Des Moines, IA 50266	Series L	€20,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

Cash Account Number EUR: 14136977
Cash Correspondent SWIFT: CITIGB2L
IBAN Number: IBAN GB71 CITI 1850 0814 1369 77
Cash Wording: Please pay EUR [amount] without deduction via direct clearing linkage to Citibank N.A., London (CITIGB2L) for credit to 14136977, AAIA NON-MODCO AAM or IBAN GB71 CITI 1850 0814 1369 77

Additional reference details: Genuine Parts Company, 2.02% Series L Senior Notes due October 30, 2029, PPN: 372460 D#9 and application (as among principal, make-whole, interest, etc.) of the payment being made.

(2) Address for all notices, including financials, compliance and requests:

Preferred Remittance: privateplacements@atheneLP.com

Athene Annuity and Life Company
c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

(3) Address for physical delivery of the Note: Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214453 Copy to Amy Corwin (acorwin@athenelp.com)
(4) Nominee: None
(5) Tax Identification No.: 42-0175020

S-B-81

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
ATHENE ANNUITY AND LIFE COMPANY c/o Athene Asset Management L.P. 7700 Mills Civic Parkway West Des Moines, IA 50266	Series L	€10,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

Cash Account Number EUR: 14136853
Cash Correspondent SWIFT: CITIGB2L
IBAN Number: IBAN GB24 CITI 1850 0814 1368 53
Cash Wording: Please pay EUR [amount] without deduction via direct clearing linkage to Citibank N.A., London (CITIGB2L) for credit to 14136853, AALC ANNUITY or IBAN GB24 CITI 1850 0814 1368 53

Additional reference details: Genuine Parts Company, 2.02% Series L Senior Notes due October 30, 2029, PPN: 372460 D#9 and application (as among principal, make-whole, interest, etc.) of the payment being made.

(2) Address for all notices, including financials, compliance and requests:

Preferred Remittance: privateplacements@atheneLP.com

Athene Annuity and Life Company
c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

(3) Address for physical delivery of the Note: Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214450 Copy to Amy Corwin (acorwin@athenelp.com)
(4) Nominee: None
(5) Tax Identification No.: 42-0175020

S-B-82

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Macquarie Investment Management Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103	Series K Series K Series K Series K Series K	€3,000,000 €3,000,000 €1,000,000 €6,000,000 €12,000,000
(1) Euro payments of principal and interest by wire transfer of immediately available funds to:

Instructions for EUR
Beneficiary Bank: The Bank of New York Mellon SA/NV
SWIFT/BIC: IRVTBEBB
Ultimate Beneficiary: The Lincoln National Life Insurance Company
Account Number: 2150219780
IBAN: BE27519215021073

All payments with respect to the Excess Leverage Fee shall be paid in U.S. Dollars. Such Excess Leverage Fee and any other amounts payable on U.S. Dollars shall be remitted to a separate account specified in writing by the Purchaser.

(2) Bank address for notice of payment:

The Bank of New York Mellon
P.O. Box 392003
Pittsburgh, PA 15251-9003
Attn: Private Placement P & I Dept
Ref: The Lincoln National Life Insurance Company /1.81% Series K Senior Notes due October 30, 2027/PPN#: 372460 D@1
Email: ppservicing@bnymellon.com

(3) Address for notice of payment only:

Lincoln Financial Group
1300 South Clinton Street, Mail Stop 1H-15
Fort Wayne, IN 46802
Attn E-mail: iaderivoperations@lfg.com
Attn: Rita Shuster (e-mail: rita.shuster@lfg.com)
Telephone: (260) 455-6255

(4) Address for all communication and notice of payment:

Macquarie Investment Management Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements
Email: privateplacements@macquarie.com

S-B-83

(5) Address for physical delivery of the Notes:

The Depository Trust Company
570 Washington Blvd – 5th Floor
Jersey City, New Jersey 07310
Attention: BNY MELLON/BRANCH DEPOSIT DEPARTMENT
REF: [€3,000,000, The Lincoln National Life Insurance Company (Seg 62), 215730]; [€3,000,000, The Lincoln National Life Insurance Company (Seg 65), 215732]; [€1,000,000, The Lincoln National Life Insurance Company (Seg 201), 186228]; [€6,000,000, The Lincoln National Life Insurance Company (Seg 66), 215733]; [€12,000,000, The Lincoln National Life Insurance Company (Seg 76), 215736]

With Fax to: Karen Costa – The Bank of New York Mellon
      Fax #: 1-844-601-7769

Copy to Deborah Hayes (Deborah.Hayes@lfg.com)

(6) Nominee: None
(7) Tax Identification No.: 35-0472300

S-B-84

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
UNITED OF OMAHA LIFE INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	Series J Series M	€10,000,000 €10,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

JPMorgan Chase, Frankfurt
For account: JPMorgan Chase London
BIC Code: CHASGB2L (please submit a MT103 Direct Message)
Ref Account # 7786
IBAN: GB02CHAS60924223675001

(2) Address for all notices in respect of payments, corporate actions, and reorganization notifications:

JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245-0001
Attn: Income Processing
a/c: G07097

(3) Address for all other communications (i.e.: quarterly/annual reports, tax filings, modifications, and waivers):

4 - Investment Management
United of Omaha Life Insurance Company
3300 Mutual of Omaha Plaza
Omaha, NE 68175-1011

Email address for electronic document transmission: privateplacements@mutualofomaha.com

S-B-85

(4) Address for physical delivery of the Note:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account # G07097

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Copy to Lee Martin (Lee.Martin@mutualofomaha.com)

(5) Tax Identification No.: 47-0322111

S-B-86

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
MUTUAL OF OMAHA INSURANCE COMPANY 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	Series L	€5,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to:

JPMorgan Chase, Frankfurt
For account: JPMorgan Chase London
BIC Code: CHASGB2L (please submit a MT103 Direct Message)
Ref Account # AHL99
Ref Name: Mutual of Omaha Insurance Company
IBAN: GB94CHAS60924241444424

(2) Address for all notices in respect of payments, corporate actions, and reorganization notifications:

JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245-0001
Attn: Income Processing
a/c: G07096

(3) Address for all other communications (i.e.: quarterly/annual reports, tax filings, modifications and waivers):

4 - Investment Management
Mutual of Omaha Insurance Company
3300 Mutual of Omaha Plaza
Omaha, NE 68175-1011

Email address for electronic document transmission: privateplacements@mutualofomaha.com

S-B-87

(4) Address for physical delivery of the Note:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
Account # G07096

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Copy to Lee Martin (Lee.Martin@mutualofomaha.com)

(6) Nominee: None
(5) Tax Identification No.: 47-0246511

S-B-88

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
LEGAL & GENERAL ASSURANCE SOCIETY LIMITED c/o Legal & General Investment Management One Coleman Street London EC2R 5AA	Series I	$20,000,000
(1) Payments with respect to the Note shall be made by wire transfer of immediately available funds to: Custodian: CITI BIC: CITIGB2LXXX Sub Custodian BIC: CITIUS33XXX Account Number 17190875
(2) Address for all notices of payments and written confirmations of such wire transfers:

Legal and General Investment Management
1 Coleman Street
London
EC2R 5AA
Attn: Private Credit Team

Address for electronic delivery:

LGIMPrivateCreditIGUS@lgim.com

(3) Address for all other communications: Legal and General Investment Management 1 Coleman Street London EC2R 5AA Attn: Private Credit Team Email address : LGIMPrivateCreditIGUS@lgim.com
(4) Address for physical delivery of the Notes: Samuel Jones c/o Private Credit Legal One Coleman Street London EC2R 5AA
(5) Nominee: None
(6) Tax Identification No.: 98-0069969

S-B-89

S-B-90

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
AXA EQUITABLE LIFE INSURANCE COMPANY C/O AllianceBernstein LP 1345 Avenue of the Americas, 38th Floor New York, New York 10105	Series I	$9,000,000
(1) All payments shall be made by wire transfer of immediately available funds to:

   JP Morgan Chase
   Account (s): AXA Equitable Life Insurance Company
   4 Chase Metrotech Center
   Brooklyn, New York 11245
   ABA No.: 021-000021
   Bank Account: 037-2-417394
   Custody Account: G05476

Each such wire shall show the name of the Company, the Private Placement Number: 372460 C#0, the due date of the payment being made and, if such payment is a final payment.

(2) Address for notices of payment and written confirmations:

AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, New York 10105
Attention: Cosmo Valente / Angel Salazar / Mei Wong
Telephone #: 212- 969-6384 / 212-823-2873 / 212-969-2112
Email: cosmo.valente@abglobal.com
angel.salazar@abglobal.com
mei.wong@abglobal.com

(3) Address for all other communications:

AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 38th Floor
New York, New York 10105
Attention: Monique Meany
Telephone #: 212- 823-2758
Group Email: ABPPCompliance@abglobal.com
Email: monique.meany@abglobal.com

S-B-91

(4) Address for physical delivery of Note:

AXA Equitable Life Insurance Company
525 Washington Blvd., 34th Floor
Jersey City, New Jersey 07310
Attention: Lynn Garofalo
Telephone Number: (201) 743-6634

Copy to Rekasha A. Robinson-McLymont (Rekasha.A.Robinson-McLymont@axa.us.com)

(5) Nominee: None
(6) Tax Identification No.: 13-557-0651

S-B-92

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
AXA EQUITABLE LIFE INSURANCE COMPANY C/O AllianceBernstein LP 1345 Avenue of the Americas, 38th Floor New York, New York 10105	Series I	$3,000,000
(1) All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 910-2-785251
Custody Account: G07126

Each such wire shall show the name of the Company, the Private Placement Number: 372460 C#0, the due date of the payment being made and, if such payment is a final payment.

(2) Address for notices of payment and written confirmations:

AXA Equitable Life Insurance Company
C/O AB Global
1345 Avenue of the Americas
37th Floor
New York, New York 10105
Attention: Cosmo Valente Angel Salazar / Mei Wong
Telephone: 212/969-6384 / 212-969-2491 / 212-969-2112
Email: cosmo.valente@abglobal.com
angel.salazar@abglobal.com
mei.wong@abglobal.com

(3) Address for all other communications:

AXA Equitable Life Insurance Company
C/O AB Global
1345 Avenue of the Americas
37th Floor
New York, NY 10105
Attention: Monique Meany
Telephone: 212- 823-2758
Email: monique.meany@abglobal.com
Group Email: ABPPCompliance@abglobal.com

S-B-93

(4) Address for physical delivery of Note:

AXA Equitable Life Insurance Company
525 Washington Blvd.; 34th Floor
Jersey City, New Jersey 07310
Attention: Lynn Garofalo
Telephone Number: 201-743-6634

Copy to Rekasha A. Robinson-McLymont (Rekasha.A.Robinson-McLymont@axa.us.com)

(5) Nominee: None
(6) Tax Identification No.: 13-557-0651

S-B-94

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
USAA LIFE INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	Series I	$12,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust
ABA#071000152
Credit Wire Account # 5186061000
26-11042/ Life Company

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN: 372460 C#0 of the issue, interest rate, payment due date, maturity date, interest amount, principal and other amount.

(2) Address for notices relating to payments:

Ell & Co
c/o Northern Trust Company
PO Box 92395
Chicago, IL 60675-92395
Attn: Income Collections
Please include: the Cusip: 372460 C#0/shares/par for the dividend/interest payment

(3) Address for all other communications: John Spear VP Insurance Portfolios 9800 Fredericksburg Road San Antonio, TX 78288 (210) 498-8661 Email: PRIVATE_PLACEMENTS@usaa.com
(4) Address for physical delivery of the Note:

Depository Trust & Clearing Corporation
Newport Office Center
570 Washington Blvd.
5th Floor
Jersey City, NJ 07310
Attn: Tanya Stackhouse-Bowen or Robert Mendez
Reference: Northern Trust Account # 26-11042/ Life Company
Tel: 212-855-2484

S-B-95

(5) Nominee: ELL & CO.
(6) Tax Identification No: 74-1472662

S-B-96

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
THRIVENT FINANCIAL FOR LUTHERANS 625 Fourth Avenue South Minneapolis, MN 55415	Series I	$11,000,000
(1) Payments on the note(s) shall be made in immediately available funds by wire transfer to the following bank account:

ABA # 011000028
State Street Bank & Trust Co.
DDA # A/C – 6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans

With the following information:

Security Description: 3.70% Series I Senior Notes due October 30, 2027 of Genuine Parts Company
Private Placement Number: 372460 C#0
Reference Purpose of Payment:
Include breakdown among interest and/or Principal and/or other amount

(2) Address for notices of payments and written confirmation of such wire transfers:

Investment Division-Private Placements
Attn: Martin Rosacker
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Email: boxprivateplacement@thrivent.com

S-B-97

(3) Address for all other communications:

   Thrivent Financial for Lutherans
   Attn: Investment Division-Private Placements
   625 Fourth Avenue South
   Minneapolis, MN 55415
   Fax: (612) 844-4027
   Email: privateinvestments@thrivent.com

(4) Address for physical delivery of the Notes:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
Attn: 5th floor / NY Window / Robert Mendez
Ref: State Street Account
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1

Copy to Lisa Corbin (lisa.corbin@thrivent.com)

(5) Nominee: None
(6) Tax Identification No.: 39-0123480

S-B-98

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
GENWORTH LIFE INSURANCE COMPANY 3001 Summer Street, 4th Floor Stamford, CT 06905	Series I	$10,000,000
(1) All payment on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Bank of New York
ABA#: 021000018
Account #: GLA111566
SWIFT Code: IRVTUS3N
Acct Name: Income Collection Dept
Attn: Income Collection Department
Reference: GLIC/LILTCNEW
Account #: 364781
CUSIP/PPN: 372460 C#0, 3.70% Series I Senior Notes due October 30, 2027, Identify Principal, interest and other amounts
And by Email: treasppbkoffice@genworth.com
Fax: (804) 662-7777

(2) Address for notices with respect to corporate actions, including payments and prepayments and written confirmation of each such payment or prepayment, including interest payment and prepayment, redemptions, premiums, make wholes, and fees:

Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No.: (203) 708-3300
Fax No.: (203) 708-3308

With electronic copy, if available to: GNWInvestmentsOperations@genworth.com

Additional copy to:

The Depository Trust Co
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: Income Collection Department
Ref: GLIC LILTCNEW Account 364781; CUSIP/PPN: 372460 C#0, 3.70% Series I Senior Notes due October 30, 2027
Contact: Purisima Teylan – (718) 315-3035

S-B-99

(3) Address for all other notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to:

Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No.: (203) 708-3300
Fax No.: (203) 708-3308

With electronic copy, if available to: GNW.privateplacements@genworth.com

(4) Address for physical delivery of the Note:

The Depository Trust Co
570 Washington Blvd
BNY Mellon/Branch Deposit Dept 5th FLR
Jersey City, NJ 07310
Ref: GLIC/LILTCNEW Account # 364781

Copy to Michael Shepherd (Michael.Shepherd@genworth.com)

(5) Nominee: HARE & CO., LLC
(6) Tax Identification No.: 91-6027719

S-B-100

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
AMERICAN UNITED LIFE INSURANCE COMPANY One American Square, Suite 1017 Post Office Box 368 Indianapolis, IN 46206	Series I	$5,000,000
(1) Payment of principal and interest on the note(s) shall be made in immediately available funds by wire transfer to the following bank account:

Bank of New York
ABA #: 021000018
Credit Account: GLA111566
Account Name: American United Life Insurance Company
Account #: 186683
P & I, etc. Breakdown: (Insert)
Re: (CUSIP/PPN: 372460 C#0 and Genuine Parts Company)

Payments should contain sufficient information to identify the breakdown of principal, interest, etc. and should identify the full description of the note(s) and the payment date.

(2) Address for all notices:

American United Life Insurance Company
Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com

(3) Address for physical delivery of Notes:

The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 186683 American United Life Ins. Co.
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310

Copy to Mike Bullock (mike.bullock@oneamerica.com)

(4) Nominee: None
(5) Tax Identification No.: 35-0145825

S-B-101

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
THE STATE LIFE INSURANCE COMPANY One American Square, Suite 1017 Post Office Box 368 Indianapolis, IN 46206	Series I	$5,000,000
(1) Payment of principal and interest on the note(s) shall be made in immediately available funds by wire transfer to the following bank account:

Bank of New York
ABA #: 021000018
Credit Account: GLA111566
Account Name: The State Life Insurance Company
Account #: 343761
P & I, etc. Breakdown: (Insert)
Re: (CUSIP/PPN: 372460 C#0 and Genuine Parts Company)

Payments should contain sufficient information to identify the breakdown of principal, interest, etc. and should identify the full description of the note(s) and the payment date.

(2) Address for all post-closing notices:

American United Life Insurance Company
Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com

(3) Address for physical delivery of Notes:

The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 343761 State Life, c/o AUL
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310

With copy to Mike Bullock (mike.bullock@oneamerica.com)

(4) Nominee: None
(5) Tax Identification No.: 35-0684263

S-B-102

NAME AND ADDRESS OF PURCHASER	Tranche	Principal Amount of Notes to be Purchased
CUMIS INSURANCE SOCIETY, INC. DS-PrivatePlacements@cunamutual.com	Series I	$3,000,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds:

ABA: 011000028
Bank: State Street Bank
Account Name: CUMIS INSURANCE SOCIETY, INC.
DDA #: 1658-736-2
Reference Fund: ZT1i
Nominee Name: TURNJETTY & CO
CUMIS Insurance Society, Inc. Tax ID#: 39-0972608
TURNJETTY & CO Tax ID#: 02-0558136

(2) Address for all notices of payment, wires, audit confirmation, compliance and financials: DS-PrivatePlacements@cunamutual.com
(3) Address for all legal communication to: DS-PrivatePlacements@cunamutual.com Paul.Barbato@cunamutual.com
(4) Address for physical delivery of the Note: DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th Floor/NY Window/Robert Mendez FBO: State Street Bank &Trust for ZT1i
(5) Nominee: TURNJETTY & CO
(6) Tax Identification No.: 39-0972608 (CUMIS Insurance Society, Inc.) & 02-0558136 (TURNJETTY & CO)

S-B-103

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
CMFG LIFE INSURANCE COMPANY DS-PrivatePlacements@cunamutual.com	Series K	€5,000,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds:

BIC: SBOSGB2XXXX
Bank: State Street Bank
Account Number: ZT1EEUR01
Account Name: CMFG Life Insurance Company
REFERENCE FUND: ZT1E
Nominee Name: TURNKEYS & CO
CMFG Life Insurance Company TAX ID#: 39-0230590
TURNKEYS & CO TAX ID#: 03-0400481
*Please do not use nominee name in jurisdiction where withholding tax problem.
UK Passport Treaty #: 13/C/312672/DTTP

(2) Address for all notices of payment, wires, audit confirmation, compliance and financials: DS-PrivatePlacements@cunamutual.com
(3) Address for all legal communication: DS-PrivatePlacements@cunamutual.com Paul.Barbato@cunamutual.com
(4) Address for physical delivery of the Note: DTCC Newport Office Center 570 Washington Blvd Jersey City, NJ 07310 5th Floor/NY Window/Robert Mendez FBO: State Street Bank &Trust for ZT1E
(5) Nominee: TURNKEYS & CO
(6) Tax Identification No.: 39-0230590 (CMFG Life Insurance Company.) & 03-0400481 (TURNKEYS & CO)

S-B-104

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY 6000 Westown Parkway West Des Moines, IA 50266	Series I	$7,000,000
(1) All scheduled payments of principal and interest by wire transfer of immediately available funds:

Bank Name: State Street Bank & Trust Company
Bank BIC/SWIFT Code SBOSUS3CXXX
ABA Routing #: 011000028
Account Number: 00076026
Account Name: American Equity Investment Life Insurance Company (BEV3)
Reference Info: (See instructions below)

With sufficient information to identify the source and application of such funds including PPN#: 372460 C#0, security description, interest rate, maturity date and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications (other than payment and legal):

American Equity Investment Life Insurance Company
Investment-Private Placements
6000 Westown Parkway
West Des Moines, IA 50266
Attention: Compliance Monitoring
Email: Compliance.PrivatePlacements@American-Equity.com

(3) All notices and communications (legal):

American Equity Investment Life Insurance Company
Investment-Private Placements
6000 Westown Parkway
West Des Moines, IA 50266
Attention: Legal Monitoring
Email: Legal.PrivatePlacements@American-Equity.com

S-B-105

(4) All notices and communications regarding payment transactions (payment): Email: AssetAdmin.PrivatePlacements@American-Equity.com Attention: Mark Kooienga Phone (515) 273-3576
(5) Address for Audit Requests:

Soft copy to: AuditConfirms.PrivatePlacements@American-Equity.com

Hard copy to:

American Equity Investment Life Insurance Company
Investment-Private Placements
6000 Westown Parkway
West Des Moines, IA 50266
Attention: AuditConfirms

(6) Address for physical delivery of Note:

Depository Trust and Clearing Corporation
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th Floor (NY Window-Robert Mendez)
FBO: State Street Bank & Trust Company for account BEV3
Ref: PPN: 372460 C#0, 3.70% Series I Senior Notes due October 30, 2027

Copy to Jeff Fossell (jfossell@american-equity.com)

(7) Nominee: Chimefish & Co
(8) Tax Identification No.: 65-1186810 (Chimefish & Co) and 42-1153896 (American Equity Investment Life Insurance Company)

S-B-106

Name and Address of Purchaser	Tranche	Principal Amount of Notes to be Purchased
MODERN WOODMEN OF AMERICA 1701 First Avenue Rock Island, IL 61201	Series I	$5,000,000
(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Account Name: Modern Woodmen of America
Account No. 84352

Each such wire transfer shall set forth the name of the Company, the full title (3.70% Series I Senior Notes due October 30, 2027) of the Notes, a reference to PPN No.: 372460 C#0 and the due date and application (as among principal, premium, interest, etc.) of the payment being made.

(2) Address for all notices relating to payments: Modern Woodmen of America Attn: Investment Accounting Department 1701 First Avenue Rock Island, IL 61201 Fax: (309) 793-5688
(3) Address for all other communications and notices: Modern Woodmen of America Attn: Investment Department 1701 First Avenue Rock Island, IL 61201 investments@modern-woodmen.org Fax: (309) 793-5574
(4) Address for physical delivery of the Note: Modern Woodmen of America Attn: Doug Pannier 1701 First Avenue Rock Island, IL 61201
(5) Nominee: None

S-B-107

(6) Tax Identification No.:36-1493430

CH2\20191655.4

S-B-108

CHANGES IN CORPORATE STRUCTURE
None.

SCHEDULE 4.9
(to Note Purchase Ageement)

DISCLOSURE MATERIALS
None.

SCHEDULE 5.3
(to Note Purchase Ageement)

SUBSIDIARIES OF THE COMPANY AND
OWNERSHIP OF SUBSIDIARY STOCK

Name	% Owned	Jurisdiction of Incorporation
BALKAMP, INC.	100.0%	INDIANA
EIS, INC.	100.0%	GEORGIA
EIS DOMINICAN REPUBLIC, LLC	100.0%	GEORGIA
GPC FINANCE COMPANY	100.0%	DELAWARE
GPC PROCUREMENT COMPANY	100.0%	GEORGIA
NATIONAL AUTOMOTIVE PARTS ASSOCIATION	100.0%	MICHIGAN
MOTION INDUSTRIES, INC.	100.0%	DELAWARE
S.P. RICHARDS COMPANY	100.0%	GEORGIA
SPR PROCUREMENT COMPANY	100.0%	GEORGIA
SHUSTER CORPORATION	100.0%	GEORGIA
1ST CHOICE AUTO PARTS, INC.	51.0%	GEORGIA
GPC MEXICO, S.A. de C.V.	100.0%	PUEBLA, MEXICO
GRUPO AUTO TODO S.A. de C.V.	100.0%	PUEBLA, MEXICO
COMSERES de MEXICO, S. de R.L. de C.V.	100.0%	GUADALAJARA, JALISCO, MEXICO
EIS HOLDINGS (CANADA) INC.	100.0%	BRITISH COLUMBIA, CANADA
POLIFIBRA CANADA (1987) INC.	100.0%	ONTARIO, CANADA
MOTION INDUSTRIES (CANADA), INC.	100.0%	OTTAWA, ONTARIO
MOTION — MEXICO, S. de R.L. de C.V.	100.0%	GUADALAJARA, MEXICO
S. P. RICHARDS CO. CANADA INC.	100.0%	BRITISH COLUMBIA, CANADA
UAP INC.	100.0%	QUEBEC, CANADA
GARANAT INC.	100.0%	FEDERAL, CANADA
UAPRO INC.	100.0%	FEDERAL, CANADA
UNITED AUTO PARTS (Eastern) LTD.	100.0%	ONTARIO, CANADA
SERVICES FINANCIERS UAP INC.	100.0%	QUEBEC, CANADA
WTC PARTS CANADA	100.0%	FEDERAL, CANADA
PIECES DE CAMION DE LA BEAUCE	90.0%	QUEBEC, CANADA
GPC GLOBAL SOURCING LIMITED	100.0%	HONG KONG, CHINA
GENUINE PARTS SOURCING (SHENZHEN) COMPANY LIMITED	100.0%	SHENZHEN, CHINA
ALTROM CANADA CORP.	100.0%	BRITISH COLUMBIA, CANADA
EIS-GPC SERVICIOS de MEXICO, S. de R.L. de C.V.	100.0%	GUADALAJARA, JALISCO, MEXICO
MOTOR PARTS OF CARROLL COUNTY, INC.	75.8%	MARYLAND
POTOMAC AUTO PARTS, INC.	79.0%	MARYLAND
REISTERSTOWN AUTO PARTS, INC.	79.0%	MARYLAND
WILLIAMSPORT AUTOMOTIVE, INC.	79.0%	PENNSYLVANIA
AST BEARINGS LLC	100.0%	DELAWARE
GPC GLOBAL HOLDINGS B.V.	100.0%	AMSTERDAM, THE NETHERLANDS
GPC ASIA PACIFIC HOLDINGS COOPERATIEF U.A.	100.0%	AMSTERDAM, THE NETHERLANDS
GPC ASIA PACIFIC HOLDINGS PTY LTD	100.0%	VICTORIA, AUSTRALIA
GPC ASIA PACIFIC ACQUISITION CO PTY LTD	100.0%	VICTORIA, AUSTRALIA
GPC ASIA PACIFIC GROUP PTY LTD	100.0%	VICTORIA, AUSTRALIA
GPC ASIA PACIFIC PTY LTD	100.0%	VICTORIA, AUSTRALIA
GPC ASIA PACIFIC LIMITED	100.0%	NEW ZEALAND
AUTOPARTES NAPA MEXICO, S. de R.L. de C.V.	100.0%	PUEBLA, MEXICO
SUPPLY SOURCE ENTERPRISES, INC.	100.0%	GEORGIA
IMPACT PRODUCTS LLC	100.0%	DELAWARE
GPIC LLC	100.0%	GEORGIA
GPIC CANADA LP	100.0%	ALBERTA, CANADA
GPC ASIA PACIFIC LLC	100.0%	GEORGIA

SCHEDULE 5.4
(to Note Purchase Agreement)

THE SAFETY ZONE, LLC	100.0%	CONNECTICUT
THE SAFETY ZONE (CANADA), ULC	100.0%	NOVA SCOTIA, CANADA
GPC ASIA PACIFIC INDUSTRIAL HOLDINGS PTY LTD	100.0%	AUSTRALIA
GPC EUROPE ACQUISITION CO. LIMITED	100.0%	UNITED KINGDOM

Schedule 5.4-2

FINANCIAL STATEMENTS

1.
Consolidated balance sheets of the Company and its Subsidiaries as at December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016 and consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for each fiscal year ending on such dates, all reported on by the Company’s independent certified public accountants.

2.
Consolidated balance sheets of the Company and its Subsidiaries as at March 31, 2017 and June 30, 2017 and consolidated statements of income and cash flows of the Company and its Subsidiaries for each fiscal quarter ending on such dates for the portion of the fiscal year ending as at the last day of each such fiscal quarter.

SCHEDULE 5.5
(to Note Purchase Ageement)

EXISTING INDEBTEDNESS
(as of October 30, 2017)

Private Debt	Obligor	Due Date	Amount	Collateral	Guaranteed	Drawn Amounts
Series F	Genuine Parts Company	December 2, 2023	$250,000,000	None	No	$250,000,000.00
Series G	Genuine Parts Company	July 29, 2021	$50,000,000	None	No	$50,000,000.00
Series H	Genuine Parts Company	November 30, 2026	$250,000,000	None	No	$250,000,000.00
Amended and Restated Syndicated Facility Agreement	Genuine Parts Company	October 30, 2022	$2,600,000,000	None	No	$1,950,000,000.00
Syndicated Facility Agreement	Coler GmbH & Co. KG	June 30, 2019	€60,000,000	Assets of Coler GmbH & Co. KG	Guaranteed by Alliance Automotive Germany GmbH	€17,000,000.00
Guarantees	Genuine Parts Company		$499,207,052.93	None	N/A	$499,207,052.93

SCHEDULE 5.15
(to Note Purchase Ageement)

ORIGINAL SWAP AGREEMENTS
1.    The Northwestern Mutual Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.685% semiannually 30/360 unadjusted
Size: €80,000,000 v. U.S.$94,144,000 initial and final exchange.
2.    The Northwestern Mutual Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.896% semiannually 30/360 unadjusted
Size: €21,000,000 v. U.S.$24,712,800 initial and final exchange.
3.    The Northwestern Mutual Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.99825% semiannually 30/360 unadjusted
Size: €25,000,000 v. U.S.$29,435,000 initial and final exchange.
4.     The Northwestern Mutual Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 4.175% semiannually 30/360 unadjusted
Size: €25,000,000 v. U.S.$29,435,000 initial and final exchange.

SCHEDULE 8.6(B)
(to Note Purchase Ageement)

1.    Metropolitan Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.90% semiannually 30/360 unadjusted, following
Size: €13,700,000 v. U.S.$16,127,640 initial and final exchange.
2.    Metropolitan Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.00% semiannually 30/360 unadjusted, following
Size: €21,800,000 v. U.S.$25,662,960 initial and final exchange.
3.    Metropolitan Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.06% semiannually 30/360 unadjusted, following
Size: €21,800,000 v. U.S.$25,662,960 initial and final exchange.
4.    MetLife KK
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.735% semiannually 30/360 unadjusted, following
Size: €17,800,000 v. U.S.$26,753,400 initial and final exchange.
5.    MetLife KK
Effective Date: October 30, 2017

S-8.6(b)-2

Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.905% semiannually 30/360 unadjusted, following
Size: €17,900,000 v. U.S.$21,064,720 initial and final exchange.
6.    MetLife KK
Effective Date: October 30, 2017
Termination Date: October 30, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.966% semiannually 30/360 unadjusted, following
Size: €17,800,000 v. U.S.$26,753,400 initial and final exchange.
7.    MetLife KK
Effective Date: October 30, 2017
Termination Date: October 30, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.06% semiannually 30/360 unadjusted, following
Size: €17,900,000 v. U.S.$21,064,720 initial and final exchange.
8.    Brighthouse Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.90% semiannually 30/360 unadjusted, following
Size: €5,900,000 v. U.S.$6,945,480 initial and final exchange.
9.    Brighthouse Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.00% semiannually 30/360 unadjusted, following

S-8.6(b)-3

Size: €6,100,000 v. U.S.$7,180,920 initial and final exchange.
10.    Brighthouse Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.1675% semiannually 30/360 unadjusted, following
Size: €6,100,000 v. U.S.$7,180,920 initial and final exchange.

S-8.6(b)-4

1.    Massachusetts Mutual Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.902% semiannually 30/360 unadjusted
Size: €100,000,000 v. U.S.$117,680,000 initial and final exchange.

S-8.6(b)-5

1.    Nationwide Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.6717% semiannually 30/360 unadjusted, following
Size: €30,000,000 v. U.S.$35,328,000 initial and final exchange.
2.    Nationwide Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.8929% semiannually 30/360 unadjusted, following
Size: €25,000,000 v. U.S.$29,440,000 initial and final exchange.

S-8.6(b)-6

1.    Prudential Retirement Insurance and Annuity Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.61% semiannually 30/360 unadjusted
Size: €50,000,000 v. U.S.$58,850,000 initial and final exchange.

S-8.6(b)-7

1.    Connecticut General Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.663% semiannually 30/360 unadjusted, following
Size: €7,000,000 v. U.S.$8,240,400 initial and final exchange.
2.    Connecticut General Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.8875% semiannually 30/360 unadjusted, following
Size: €6,000,000 v. U.S.$7,065,000 initial and final exchange.
3.    CIGNA Health and Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.663% semiannually 30/360 unadjusted, following
Size: €18,000,000 v. U.S.$21,189,600 initial and final exchange.
4.    CIGNA Health and Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.8875% semiannually 30/360 unadjusted, following
Size: €17,000,000 v. U.S.$20,017,500 initial and final exchange.

S-8.6(b)-8

1.    Voya Retirement Insurance and Annuity Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.678% semiannually 30/360 unadjusted
Size: €17,300,000 v. U.S.$20,374,210 initial and final exchange.
2.    Voya Insurance and Annuity Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.678% semiannually 30/360 unadjusted
Size: €10,300,000 v. U.S.$12,130,310 initial and final exchange.
3.    ReliaStar Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.678% semiannually 30/360 unadjusted
Size: €2,200,000 v. U.S.$2,590,940 initial and final exchange.
4.    ReliaStar Life Insurance Company of New York
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.678% semiannually 30/360 unadjusted
Size: €100,000 v. U.S.$117,770 initial and final exchange.
5.    Security Life of Denver Insurance Company
Effective Date: October 30, 2017

S-8.6(b)-9

Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.678% semiannually 30/360 unadjusted
Size: €100,000 v. U.S.$117,770 initial and final exchange.

S-8.6(b)-10

1.    Pacific Life Insurance Company
Effective Date: October 30, 2017
Termination Date: November 1, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.8900% semiannually 30/360 unadjusted, following
Size: €30,000,000 v. U.S.$35,322,000 initial and final exchange.

S-8.6(b)-11

1.    Athene Annuity and Life Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.020% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.998% semiannually 30/360 unadjusted, following
Size: €15,000,000 v. U.S.$17,647,500 initial and final exchange.
2.    Athene Annuity and Life Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.020% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 4.001% semiannually 30/360 unadjusted, following
Size: €15,000,000 v. U.S.$17,658,000 initial and final exchange.

S-8.6(b)-12

1.    The Lincoln National Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.810% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.90400% semiannually 30/360 unadjusted, following
Size: €25,000,000 v. U.S.$29,425,000 initial and final exchange.

S-8.6(b)-13

1.    Mutual of Omaha Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2029
Purchaser pays Euros fixed 2.02% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.9975% semiannually 30/360 unadjusted
Size: €5,000,000 v. U.S.$5,889,000 initial and final exchange.
2.    United of Omaha Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2024
Purchaser pays Euros fixed 1.40% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 3.672% semiannually 30/360 unadjusted
Size: €10,000,000 v. U.S.$11,778,000 initial and final exchange.
3.    United of Omaha Life Insurance Company
Effective Date: October 30, 2017
Termination Date: November 1, 2032
Purchaser pays Euros fixed 2.32% semiannually 30/360 unadjusted; Purchaser receives U.S. Dollars fixed 4.16% semiannually 30/360 unadjusted
Size: €10,000,000 v. U.S.$11,778,000 initial and final exchange.

S-8.6(b)-14

1.    CMFG Life Insurance Company
Effective Date: October 30, 2017
Termination Date: October 30, 2027
Purchaser pays Euros fixed 1.81% semiannually 30/360 unadjusted, following; Purchaser receives U.S. Dollars fixed 3.9025% semiannually 30/360 unadjusted, following
Size: €5,000,000 v. U.S.$5,887,500 initial and final exchange.
CH2\20201336.2

S-8.6(b)-15

FORM OF SERIES I NOTE
GENUINE PARTS COMPANY
3.70% SERIES I SENIOR NOTE DUE OCTOBER 30, 2027
No. RI ‑___                                                            , 20
U.S.$________                                 PPN: 372460 C#0
FOR VALUE RECEIVED, the undersigned, GENUINE PARTS COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to _____________________, or registered assigns, the principal sum of ________________ U.S. DOLLARS (U.S.$__________) (or so much thereof as shall not have been paid) on October 30, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 3.70% per annum from the date hereof, payable semiannually on April 30 and October 30 of each year, commencing with the April 30 or October 30 next succeeding the date hereof, and on the Maturity Date, until the principal amount hereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Excess Leverage Fee or Make-Whole Amount, at a rate per annum from time to time equal to the greater of (1) 5.70% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, and interest on, and any Excess Leverage Fee or Make-Whole Amount payable with respect to, this Note are to be made in lawful money of the United States of America to the registered holder hereof at the address shown in the register maintained by the Company for such purpose or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of October 30, 2017 (as amended from time to time, the “Note Purchase Agreement”), among the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written

EXHIBIT 1(I)
(to Note Purchase Agreement)

instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

EXHIBIT 1(I)-2

FORM OF SERIES J NOTE
GENUINE PARTS COMPANY
1.40% SERIES J SENIOR NOTE DUE OCTOBER 30, 2024
No. RJ ‑___                                                            , 20
€________                                     PPN: 372460 D*3
FOR VALUE RECEIVED, the undersigned, GENUINE PARTS COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to _____________________, or registered assigns, the principal sum of ________________ EUROS (€__________) (or so much thereof as shall not have been paid) on October 30, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 1.40% per annum from the date hereof, payable semiannually on April 30 and October 30 of each year, commencing with the April 30 or October 30 next succeeding the date hereof, and on the Maturity Date, until the principal amount hereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Excess Leverage Fee, Make-Whole Amount or Net Loss, at a rate per annum from time to time equal to the greater of (1) 3.40% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in Frankfurt, Germany as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, and interest on, and any Excess Leverage Fee, Make-Whole Amount or Net Loss payable with respect to, this Note are to be made in Euros to the registered holder hereof at the address shown in the register maintained by the Company for such purpose or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of October 30, 2017 (as amended from time to time, the “Note Purchase Agreement”), among the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly

Exhibit 1(J)
(to Note Purchase Agreement)

authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and Net Loss) and with the effect provided in the Note Purchase Agreement.
THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

EXHIBIT 1(J)-2

FORM OF SERIES K NOTE
GENUINE PARTS COMPANY
1.81% SERIES K SENIOR NOTE DUE OCTOBER 30, 2027
No. RK ‑___                                                            , 20
€________                                     PPN: 372460 D@1
FOR VALUE RECEIVED, the undersigned, GENUINE PARTS COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to _____________________, or registered assigns, the principal sum of ________________ EUROS (€__________) (or so much thereof as shall not have been paid) on October 30, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 1.81% per annum from the date hereof, payable semiannually on April 30 and October 30 of each year, commencing with the April 30 or October 30 next succeeding the date hereof, and on the Maturity Date, until the principal amount hereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Excess Leverage Fee, Make-Whole Amount or Net Loss, at a rate per annum from time to time equal to the greater of (1) 3.81% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in Frankfurt, Germany as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, and interest on, and any Excess Leverage Fee, Make-Whole Amount or Net Loss payable with respect to, this Note are to be made in Euros to the registered holder hereof at the address shown in the register maintained by the Company for such purpose or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of October 30, 2017 (as amended from time to time, the “Note Purchase Agreement”), among the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly

EXHIBIT 1(K)
(to Note Purchase Agreement)

authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and Net Loss) and with the effect provided in the Note Purchase Agreement.
THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

EXHIBIT 1(K)-2

FORM OF SERIES L NOTE
GENUINE PARTS COMPANY
2.02% SERIES L SENIOR NOTE DUE OCTOBER 30, 2029
No. RL ‑___                                                            , 20
€________                                     PPN: 372460 D#9
FOR VALUE RECEIVED, the undersigned, GENUINE PARTS COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to _____________________, or registered assigns, the principal sum of ________________ EUROS (€__________) (or so much thereof as shall not have been paid) on October 30, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 2.02% per annum from the date hereof, payable semiannually on April 30 and October 30 of each year, commencing with the April 30 or October 30 next succeeding the date hereof, and on the Maturity Date, until the principal amount hereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Excess Leverage Fee, Make-Whole Amount or Net Loss, at a rate per annum from time to time equal to the greater of (1) 4.02% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in Frankfurt, Germany as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, and interest on, and any Excess Leverage Fee, Make-Whole Amount or Net Loss payable with respect to, this Note are to be made in Euros to the registered holder hereof at the address shown in the register maintained by the Company for such purpose or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of October 30, 2017 (as amended from time to time, the “Note Purchase Agreement”), among the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in

EXHIBIT 1(L)
(to Note Purchase Agreement)

the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and Net Loss) and with the effect provided in the Note Purchase Agreement.
THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

EXHIBIT 1(L)-2

FORM OF SERIES M NOTE
GENUINE PARTS COMPANY
2.32% SERIES M SENIOR NOTE DUE OCTOBER 30, 2032
No. RM ‑___                                                            , 20
€________                                     PPN: 372460 E*2
FOR VALUE RECEIVED, the undersigned, GENUINE PARTS COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Georgia, hereby promises to pay to _____________________, or registered assigns, the principal sum of ________________ EUROS (€__________) (or so much thereof as shall not have been paid) on October 30, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 2.32% per annum from the date hereof, payable semiannually on April 30 and October 30 of each year, commencing with the April 30 or October 30 next succeeding the date hereof, and on the Maturity Date, until the principal amount hereof shall have become due and payable, and (b) to the extent permitted by law, (i) on any overdue payment of interest and (ii) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Excess Leverage Fee, Make-Whole Amount or Net Loss, at a rate per annum from time to time equal to the greater of (1) 4.32% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in Frankfurt, Germany as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, and interest on, and any Excess Leverage Fee, Make-Whole Amount or Net Loss payable with respect to, this Note are to be made in Euros to the registered holder hereof at the address shown in the register maintained by the Company for such purpose or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of October 30, 2017 (as amended from time to time, the “Note Purchase Agreement”), among the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
As provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in

EXHIBIT 1(M)
(to Note Purchase Agreement)

the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and Net Loss) and with the effect provided in the Note Purchase Agreement.
THIS NOTE AND THE NOTE PURCHASE AGREEMENT ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

EXHIBIT 1(M)-2

FORM OF OFFICER’S CERTIFICATE
GENUINE PARTS COMPANY
CERTIFICATE OF OFFICER
I, Charles A. Chesnutt, hereby certify that I am the Senior Vice President and Treasurer of Genuine Parts Company, a Georgia corporation, whose principal office is located in the State of Georgia (the “Company”), and that, as such, I have access to the Company’s records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and further certify (in the name of and on behalf of the Company and not in my individual capacity) that:
1.    This certificate is being delivered pursuant to Section 4.3(a) of that certain Note Purchase Agreement, dated as of October 30, 2017 (the “Note Purchase Agreement”) between the Company and each of the Purchasers (as defined in the Note Purchase Agreement). All capitalized terms used and not otherwise defined herein shall have the respective meanings provided in the Note Purchase Agreement.
2.    All of the warranties and representations of the Company in the Note Purchase Agreement are correct on and as of the date hereof.
3.    The Company has performed and complied with all agreements and conditions contained in the Note Purchase Agreement which were required to be performed or complied with by the Company prior to or as of the date hereof and, after giving effect to the issue and sale on the date hereof of the Notes, no Default or Event of Default has occurred and is continuing.
4.    The Company has not (a) changed its jurisdiction of formation; (b) been a party to any merger or consolidation; or (c) succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
5.    From February 16, 2015 to the date hereof, Jennifer L. Ellis has been and is the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Secretary’s Certificate dated the date hereof and delivered to the Purchasers contemporaneously herewith is her genuine signature.

EXHIBIT 4.3(a)
(to Note Purchase Agreement)

IN WITNESS WHEREOF, I have executed this Certificate in the name and on behalf of the Company on the Closing Day.
GENUINE PARTS COMPANY
By: /s/ Charles A. Chesnutt
Name: Charles A. Chesnutt
Title: Senior Vice President and Treasurer

E-4.3(a)-2

FORM OF SECRETARY’S CERTIFICATE
GENUINE PARTS COMPANY
CERTIFICATE OF SECRETARY
I, Jennifer L. Ellis, hereby certify that I am the duly elected, qualified and acting Secretary of Genuine Parts Company, a Georgia corporation (the “Company”), and that, as such, I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this certificate in the name and on behalf of the Company, and further certify in my capacity as such officer as follows:
1.    This certificate is being delivered pursuant to Section 4.3(b) of that certain Note Purchase Agreement (the “Note Purchase Agreement”), dated as of October 30, 2017, between the Company and each of the Purchasers (as defined in the Note Purchase Agreement). The terms used in this certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.
2.    Attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on ____________ __, 2017. Such resolutions were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.
3.    The Notes were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Exhibit A hereto and the Notes as executed are substantially in the form submitted to and approved by the Board of Directors of the Company as aforementioned.
4.    Attached hereto as Exhibit B is a true, correct and complete copy of the By-laws of the Company, including any and all amendments thereto, as in full force and effect on and as of the date hereof.
5.    Attached hereto as Exhibit C is a short form good standing certificate in the form of a Certificate of Existence issued with respect to the Company by the Secretary of State for the State of Georgia.
6.    Attached hereto as Exhibit D is a true, correct and complete copy of the Articles of Incorporation of the Company, including any and all amendments thereto, certified by the Secretary of State of the State of Georgia, as in full force and effect on and as of the date hereof.
7.    Each of the following named persons is and has been a duly elected qualified and acting officer of the Company holding the office or offices set forth below opposite his name with full power and authority to act on behalf of the Company.

EXHIBIT 4.3(b)
(to Note Purchase Agreement)

Name	Office	Signature
Charles A. Chesnutt	Senior Vice President and Treasurer	/s/ Charles A. Chesnutt
Scott C. Smith	Senior Vice President and General Counsel	/s/ Scott C. Smith

8.    The signature appearing opposite the name of each such person set forth above is his or her genuine signature.
IN WITNESS WHEREOF, I have hereunto set my hand on October 30, 2017.
By: /s/ Jennifer L. Ellis
Name: Jennifer L. Ellis
Corporate Secretary

E-4.3(b)-2

RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY

Exhibit A
(to Secretary’s Certificate)

BY-LAWS OF THE COMPANY

Exhibit B
(to Secretary’s Certificate)

GOOD STANDING CERTIFICATE OF THE COMPANY

Exhibit C
(to Secretary’s Certificate)

CERTIFICATE OF INCORPORATION OF THE COMPANY

Exhibit D
(to Secretary’s Certificate)

FORM OF OPINION OF COUNSEL FOR THE COMPANY
The closing opinions of Scott Smith, Esq., Senior Vice President and General Counsel for the Company, and Davis Polk & Wardwell LLP, special counsel for the Company, which is called for by Sections 4.4(a)(i) and 4.4(a)(ii) of the Agreement, shall be allocated between such counsel as appropriate, shall be dated the date of the Closing and addressed to each Purchaser, shall be satisfactory in scope and form to each Purchaser and shall collectively be to the effect that:
1.    The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Georgia, has the corporate power and authority to execute and perform the Agreement and to issue the Notes and has the full corporate power and authority to conduct the activities in which it is now engaged.
2.    The Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with their respective terms.
3.    The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.
4.    No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, federal or state, is necessary in connection with the execution, delivery or performance by the Company of the Agreement or the Notes.
5.    The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement do not conflict with any law, rule or regulation of any Governmental Authority or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of its organizational documents or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.
6.    The issuance, sale or delivery of the Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939.

EXHIBIT 4.4(a)(i) and EXHIBIT 4.4(a)(ii)
(to Note Purchase Agreement)

7.    The Company is not an “investment company” as such term is defined in the Investment Company Act of 1940.
8.    The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Agreement do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
The opinions of Scott Smith, Esq. and Davis Polk & Wardwell LLP shall cover such other matters relating to the sale of the Notes as any Purchaser may reasonably request and shall provide that (i) subsequent holders of the Notes may rely upon such opinions and (ii) such opinions may be provided to Governmental Authorities including the NAIC. With respect to matters of fact on which such opinions are based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

Exhibit 4.4(a)-2

FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS
The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated as of the Closing Day and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:
1.    The Note Agreement and the Notes being delivered on the date hereof constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
2.    The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by the Note Purchase Agreement and on the basis of the applicable representations made by the Company in Section 5.13 of the Note Purchase Agreement and by the Purchasers in Section 6.1 of the Note Purchase Agreement, do not, under existing law, require the registration of the Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
The opinion of Schiff Hardin LLP shall also state that the opinions of Scott Smith, Esq., Senior Vice President and General Counsel for the Company, and Davis Polk & Wardwell LLP, special counsel for the Company, are satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.
The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the Federal laws of the United States.
With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

EXHIBIT 4.4(b)
(to Note Purchase Agreement)

FORM OF GUARANTY AGREEMENT

GUARANTY AGREEMENT
(SERIES I, SERIES J, SERIES K, SERIES L AND SERIES M NOTES)
DATED AS OF ________ __, 20__
of
[GUARANTOR NAME]

EXHIBIT 9.6
(to Note Purchase Agreement)

Section        Page

SECTION 1.	GUARANTY 1

SECTION 2.	OBLIGATIONS ABSOLUTE 3

SECTION 3.	WAIVER 3

SECTION 4.	OBLIGATIONS UNIMPAIRED 4

SECTION 5.	SUBROGATION AND SUBORDINATION 4

SECTION 6.	REINSTATEMENT OF GUARANTY 5

SECTION 7.	RANK OF GUARANTY 5

SECTION 8.	REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR 5

SECTION 8.1	Organization; Power and Authority 5

Section 8.2	Authorization, Etc 6

Section 8.3	Compliance with Laws, Other Instruments, Etc 6

Section 8.4	Governmental Authorizations, Etc 6

Section 8.5	Information Regarding the Company 6

Section 8.6	Solvency 7

SECTION 9.	TERM OF GUARANTY AGREEMENT 7

SECTION 10	SURVIVAL OF REPRESENTATIONS AND WARRANTIES;

ENTIRE AGREEMENT	7

SECTION 11	AMENDMENT AND WAIVER 7

SECTION 11.1	Requirements 7

SECTION 11.2	Solicitation of Holders of Notes 7

SECTION 11.3	Binding Effect 8

1

(continued)
Page

SECTION 11.4	Notes Held By Company, Etc 8

SECTION 12	NOTICES 8

SECTION 13	MISCELLANEOUS 9

SECTION 13.1	Successors and Assigns 9

SECTION 13.2	Severability 9

SECTION 13.3	Construction 9

SECTION 13.4	Further Assurances 9

SECTION 13.5	Governing Law 9

SECTION 13.6	Jurisdiction and Process; Waiver of Jury Trial 9

SECTION 13.7	Reproduction of Documents; Execution 10

EXHIBIT 9.6-2-

GUARANTY AGREEMENT
THIS GUARANTY AGREEMENT, dated as of __________, 20__ (this “Guaranty Agreement”), is made by __________, a __________ (the “Guarantor”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”
PRELIMINARY STATEMENTS:
I.    Genuine Parts Company, a Georgia corporation (the “Company”), has entered into a Note Purchase Agreement, dated as October 30, 2017 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), with the Purchasers listed on Schedule B thereto (together with their successors and assigns, the “Purchasers”). Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.
II.    The Company has authorized the issuance and sale, pursuant to the Note Agreement, of (a) U.S.$120,000,000 aggregate principal amount of its 3.70% Series I Senior Notes due October 30, 2027 (the “Series I Notes”), (b) €225,000,000 aggregate principal amount of its 1.40% Series J Senior Notes due October 30, 2024 (the “Series J Notes”), (c) €250,000,000 aggregate principal amount of its 1.81% Series K Senior Notes due October 30, 2027 (the “Series K Notes”), (d) €125,000,000 aggregate principal amount of its 2.02% Series L Senior Notes due October 30, 2029 (the “Series L Notes”) and (e) €100,000,000 aggregate principal amount of its 2.32% Series M Senior Notes due October 30, 2032 (the “Series M Notes”; together with the Series I Notes, the Series J Notes, the Series K Notes and the Series L Notes, the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes), as the same may be amended, modified, supplemented or restated from time to time, are herein collectively called the “Notes” and individually a “Note.”
III.    Pursuant to the Note Agreement, the Company is required to cause the Guarantor to deliver this Guaranty Agreement to the holders of Notes.
IV.    The Guarantor has received and will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The __________ of the Guarantor has determined that the incurrence of such obligations is in the best interests of the Guarantor.
NOW THEREFORE, in compliance with the Note Agreement, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, the Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

EXHIBIT 10.31

SECTION 2.    GUARANTY.The Guarantor hereby irrevocably and unconditionally guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, Net Loss, if any, Excess Leverage Fee, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guaranty Agreement.
The Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by the Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guaranty Agreement.
The Guarantor hereby acknowledges and agrees that the Guarantor’s liability hereunder is joint and several with any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.
Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, the holders (by their acceptance of any Note) and the Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to the Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of the

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Guarantor or any holder and shall be deemed to have been automatically consented to by the Guarantor and each holder. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of the Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to the Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render the Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.
SECTION 3.    OBLIGATIONS ABSOLUTE.The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other instrument referred to therein (it being agreed that the obligations of the Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to the Guarantor or to any subrogation, contribution or reimbursement rights the Guarantor may otherwise have. The Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.
SECTION 4.    WAIVER.
The Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes, the Note

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Agreement or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Note, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor or in any manner lessen the obligations of the Guarantor hereunder.
SECTION 5.    OBLIGATIONS UNIMPAIRED.
The Guarantor authorizes the holders, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, or any obligations under the Note Agreement or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, Excess Leverage Fee, Make-Whole Amount, Net Loss or any other obligation; (c) to take and hold security for the payment of the Notes or amounts payable under the Note Agreement or any other instrument referred to therein, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors; (f) to exercise or refrain from exercising any rights against the Company and others; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other Person or to pursue any other remedy available to the holders.
If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, the Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have

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been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and the Guarantor shall forthwith pay such accelerated Guaranteed Obligations.
SECTION 6.    SUBROGATION AND SUBORDINATION.
The Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.
The Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to the Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by the Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty Agreement.
If any amount or other payment is made to or accepted by the Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty Agreement.
The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.
SECTION 7.    REINSTATEMENT OF GUARANTY.
This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or

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upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.
SECTION 8.    RANK OF GUARANTY.
The Guarantor will ensure that its payment obligations under this Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Guarantor now or hereafter existing.
SECTION 9.    REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.
The Guarantor represents and warrants to each holder as follows:
9.1    Organization; Power and Authority. The Guarantor is a _________, duly organized, validly existing and in good standing under the laws of its jurisdiction of __________, and is duly qualified as a foreign __________and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has the __________ power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty Agreement and to perform the provisions hereof.
9.2    Authorization, Etc. This Guaranty Agreement has been duly authorized by all necessary __________ action on the part of the Guarantor, and this Guaranty Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
9.3    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Guarantor of this Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other agreement or instrument to which the Guarantor or any of its Subsidiaries is bound or by which the Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any of its Subsidiaries. “Governmental Authority” means (x) the government of (i) the United States or any State or other political subdivision thereof,

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or (ii) any other jurisdiction in which the Guarantor or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of the Guarantor or any of its Subsidiaries, or (y) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
9.4    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty Agreement.
9.5    Information Regarding the Company. The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company. No holder shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company which may come into possession of the holders. The Guarantor has executed and delivered this Guaranty Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Company, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.
9.6    Solvency. Upon the execution and delivery hereof, the Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.
SECTION 10.    TERM OF GUARANTY AGREEMENT.
This Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6.
SECTION 11.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of the Guarantor under this Guaranty Agreement.

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Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof.
SECTION 12.    AMENDMENT AND WAIVER.
12.1    Requirements. Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only with the written consent of the Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 9 or 11 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of the Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.
12.2    Solicitation of Holders of Notes.
(a)    Solicitation. The Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11.2 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
(b)    Payment. The Guarantor will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of the Notes then outstanding even if such holder did not consent to such waiver or amendment.
(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 11 or Section 17 of the Note Purchase Agreement by a holder that has transferred or has agreed to transfer its Notes to (i) the Company, (ii) any Subsidiary or any other Affiliate (including the Guarantor) or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted

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but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
12.3    Binding Effect. Any amendment or waiver consented to as provided in this Section 11 applies equally to all holders and is binding upon them and upon each future holder and upon the Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guaranty Agreement” and references thereto shall mean this Guaranty Agreement as it may from time to time be amended or supplemented.
12.4    Notes Held By Guarantor, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.
SECTION 13.    NOTICES.
All notices and communications provided for hereunder shall be in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
if to the Guarantor, to                             , or such other address as the Guarantor shall have specified to the holders in writing, or if to any holder of any Note, to such holder at the addresses specified for such communications set forth in Schedule B to the Note Agreement, or such other address as such holder shall have specified to the Guarantor in writing.
SECTION 14.    MISCELLANEOUS.
14.1    Successors and Assigns. All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

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14.2    Severability. Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.
14.3    Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.
14.4    Further Assurances. The Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.
14.5    Governing Law. This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
14.6    Jurisdiction and Process; Waiver of Jury Trial.
(a)    The Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(b)    The Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 13.6(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
(c)    The Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 13.6(a) by mailing a copy thereof by registered, certified priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 12 or at such other address of which such holder shall then have been notified pursuant to said Section 12. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(d)    Nothing in this Section 13.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(e)    THE GUARANTOR AND THE HOLDERS WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.
14.7    Reproduction of Documents; Execution. This Guaranty Agreement may be reproduced by any holder by any photographic, photostatic, electronic, digital, microfilm, microcard, miniature photographic or other similar process and such holder may destroy any original document so reproduced. The Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by any holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 13.7 shall not prohibit the Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of the Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.
[NAME OF GUARANTOR]
By:
    Name:
    Title:
CH2\20047978.14

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